EXHIBIT 99.1

                                  $709,660,000
                                Approximate(1)(4)
                              FFMLT Trust 2005-FF11
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates

---------------- ------------------------ ----------- --------------- --------- ----------------- ---------------
                                                                      Estimated
                                          Expected       Initial        Avg.       Principal
                  Approximate Principal    Credit      Pass-Through     Life        Payment        S&P/ Moody's
 Certificates        Balance(1) (4)        Support       Rate(5)      (yrs)(2)    Window(2)(3)       Ratings
---------------- ------------------------ ----------- --------------- --------- ----------------- ---------------
A-1 (6)               $239,941,000           19.65%     LIBOR + [ ]%      2.63     12/05 - 03/13     AAA / Aaa
A-2A (6)              $162,094,000           19.65%     LIBOR + [ ]%      0.95     12/05 - 07/07    [AAA] / Aaa
A-2B (6)              $ 64,706,000           19.65%     LIBOR + [ ]%      2.09     07/07 - 05/08    [AAA] / Aaa
A-2C (6)              $ 62,608,000           19.65%     LIBOR + [ ]%      3.25     05/08 - 04/10    [AAA] / Aaa
A-2D (6)              $ 71,506,000           19.65%     LIBOR + [ ]%      6.30     04/10 - 03/13    [AAA] / Aaa
M-1                   $ 45,990,000           13.50%     LIBOR + [ ]%      5.03     02/09 - 03/13    [AA+] / Aa2
M-2                   $ 15,330,000           11.45%     LIBOR + [ ]%      5.00     02/09 - 03/13    [AA+] / Aa3
M-3                   $ 21,686,000            8.55%     LIBOR + [ ]%      4.99     01/09 - 03/13    [AA-] / A2
M-4                   $  9,347,000            7.30%     LIBOR + [ ]%      4.98     01/09 - 03/13     [A+] / A3
M-5                   $  9,722,000            6.00%     LIBOR + [ ]%      4.98     01/09 - 03/13     [A] / Baa1
M-6                   $  6,730,000            5.10%     LIBOR + [ ]%      4.97     12/08 - 03/13    [A-] / Baa2
---------------- ------------------------ ----------- --------------- --------- ----------------- ---------------
Total                 $709,660,000
---------------- ------------------------ ----------- --------------- --------- ----------------- ---------------

Non-Offered Certificates

---------------- ----------------------- ------------ --------------- --------- ----------------- ---------------
B-1                   $  5,234,000            4.40%     LIBOR + [ ]%     N/A           N/A              N/A
B-2                   $  4,861,000            3.75%     LIBOR + [ ]%     N/A           N/A              N/A
B-3                   $  7,478,000            2.75%     LIBOR + [ ]%     N/A           N/A              N/A
---------------- ----------------------- ------------ --------------- --------- ----------------- ---------------

(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 8% CPR.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.
(3) The last scheduled distribution date for the certificates is the Distribution Date in November 2035.
(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Offered Certificates.
(6)   Structure of the AAA rated certificates subject to change.

Selected Mortgage Pool Data(7)
------------------------------
---------------------------------------------------- --------------------- ------------------ --------------------
                                                        Adjustable Rate        Fixed Rate           Aggregate
---------------------------------------------------- --------------------- ------------------ --------------------
Scheduled Principal Balance:                                $646,835,085       $106,532,361         $753,367,447
Number of Mortgage Loans:                                          3,707                789                4,496
Average Scheduled Principal Balance:                            $174,490           $135,022             $167,564
Weighted Average Gross Coupon:                                    6.531%             6.768%               6.564%
Weighted Average Net Coupon:(8)                                   6.021%             6.258%               6.054%
Weighted Average Current FICO Score:                                 655                671                  657
Weighted Average Original LTV Ratio:                              79.32%             77.38%               79.04%
Weighted Average Stated Remaining Term (months):                     359                352                  357
Weighted Average Seasoning(months):                                    1                  1                    1
Weighted Average Months to Roll: (9)                                  27                N/A                   27
Weighted Average Gross Margin:(9)                                  5.41%                N/A                5.41%
Weighted Average Initial Rate Cap:(9)                              3.00%                N/A                3.00%
Weighted Average Periodic Rate Cap:(9)                             1.00%                N/A                1.00%
Weighted Average Gross Maximum Lifetime Rate:(9)                  12.53%                N/A               12.53%
---------------------------------------------------- --------------------- ------------------ --------------------

(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(9) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of sub-prime fixed rate and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by First Franklin Financial Corporation, a division of National City Bank of Indiana ("First Franklin").

o Credit support for the certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 2.75%, and excess spread.

o The Mortgage Loans will be serviced by National City Home Loan Services, Inc. ("National City"). National City's residential primary servicer ratings for subprime loans are: Above Average (S&P), SQ2+ (Moody's) and RPS2- (Fitch).

o First Franklin will represent, as of the date that they sold the Mortgage Loans to Goldman Sachs Mortgage Company, that each of the Mortgage Loans is secured by a property undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the mortgaged property as security for the Mortgage Loan or the use for which the premises were intended and each mortgaged property is in good repair. Goldman Sachs Mortgage Company will represent, to their knowledge, that nothing has occurred or failed to occur from and after the date they bought the Mortgage Loans from First Franklin to the securitization closing date that would cause certain of the representations and warranties relating to the Mortgage Loans to be incorrect in any material respect.

o All amounts and percentages herein related to the Mortgage Loans are as of the Statistical Calculation Date unless as otherwise noted.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSFFML05FF11" and on Bloomberg as "FFML 05-FF11".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $712,371,000. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of [4.720]% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
----------

Expected Closing Date:              November 22, 2005

Cut-off Date:                       November 1, 2005

Statistical Calculation Date:       October 1, 2005

Expected Pricing Date:              On or before October 28, 2005

First Distribution Date:            December 26, 2005

Key Terms
---------

Offered Certificates:               Class A and Class M Certificates

Non-Offered Certificates:           Class B Certificates

Class A-2 Certificates:             Class A-2A, Class A-2B, Class A-2C and Class
                                    A-2D Certificates

Class A Certificates:               Class A-1 and Class A-2 Certificates

Class M Certificates:               Class M-1, Class M-2, Class M-3, Class M-4,
                                    Class M-5 and Class M-6 Certificates

Class B Certificates:               Class B-1, Class B-2 and Class B-3
                                    Certificates

Class R Certificates:               Class R-1, Class R-2 and Class R-3
                                    Certificates

LIBOR Certificates:                 Class A, Class M and Class B Certificates

Depositor:                          GS Mortgage Securities Corp.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Lead Manager:                       Goldman, Sachs & Co.

Servicer:                           National City

Trustee:                            Deutsche Bank National Trust Company

Custodian:                          Deutsche Bank National Trust Company

Swap Provider:                      TBD

Servicing Fee Rate:                 50 bps

Trustee Fee Rate:                   No more than 1 bp

Expense Fee Rate :                  The Servicing Fee Rate and the Trustee Fee
                                    Rate

Distribution Date:                  25th day of the month or the following
                                    business day

Record Date:                        For any Distribution Date, the last business
                                    day of the Interest Accrual Period

Delay Days:                         0 day delay on all Certificates

Prepayment Period:                  The calendar month prior to the Distribution
                                    Date

Due Period:                         The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                          Actual/360 basis

Interest Accrual Period:            The prior Distribution Date to the day prior
                                    to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment Assumption:      Adjustable rate mortgage loans: CPR starting
                                    at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 28%
                                    CPR in month 12 (an approximate 2.091%
                                    increase per month), and remaining at 28%
                                    CPR thereafter. Fixed rate mortgage loans:
                                    CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Mortgage Loans:                     The trust will consist of sub-prime, fixed
                                    rate and adjustable rate, first lien
                                    residential mortgage loans.

Group I Mortgage Loans:             Approximately $300,873,008 of Mortgage Loans
                                    with original principal balances that
                                    conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by either
                                    Fannie Mae or Freddie Mac.

Group II Mortgage Loans:            Approximately $452,494,438 of Mortgage Loans
                                    with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by either Fannie Mae or Freddie Mac.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the Offered
                                    Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical
                                    Calculation Date rolled one month at 8% CPR:

                                    Initial Gross WAC(1):               6.5644%
                                       Less Expense Fee Rate:           0.5100%
                                                                      ----------
                                    Net WAC(1):                         6.0544%
                                       Less Initial Swap Outflow(2) :   0.5268%
                                       Less Initial LIBOR Certificate
                                       Coupon (Approx.)((2)):           4.3610%
                                                                      ----------
                                    Initial Excess Spread(1):           1.1666%

                                       (1)   This amount will vary on each
                                             Distribution Date based on changes
                                             to the weighted average of the
                                             interest rates on the Mortgage
                                             Loans as well as any changes in day
                                             count.

                                       (2)   Assumes 1-month LIBOR equal to
                                             4.1670% and a 30-day month. This
                                             amount will vary on each
                                             Distribution Date based on changes
                                             to the weighted average of the
                                             pass-through rates on the LIBOR
                                             Certificates as well as any changes
                                             in day count.

Servicer Advancing:                 Yes, as to principal and interest, subject
                                    to recoverability.

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call.

Rating Agencies:                    Standard & Poor's Ratings Services, a
                                    division of The McGraw-Hill Companies, Inc.
                                    and Moody's Investors Service, Inc. will rate all of the Offered Certificates.

Minimum Denomination:               $25,000 with regard to each of the Offered
                                    Certificates

Legal Investment:                   It is anticipated that the Class A
                                    Certificates and the Class M-1, Class M-2 and Class M-3 Certificates will be SMMEA eligible.

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to all Offered Certificates. However,
                                    prospective purchasers should consult their own counsel.

Tax Treatment:                      All Offered Certificates represent REMIC
                                    regular interests and, to a limited extent, interests in certain notional principal contract payments including basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.
                                    The Class R Certificates will represent the beneficial ownership of the residual interests in any REMICs. The tax advice contained in this term sheet is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties. This advice is written to support the promotion or marketing of the transactions or matters addressed in this term sheet. You should seek advice based on your particular circumstances from an independent tax advisor.

Prospectus:                         The Offered Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus.

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates." Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the lesser of the WAC Cap or applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass Through-Rate attributable to the WAC Cap or applicable loan group cap will be carried forward with interest at the applicable Pass Through-Rate (without regard to the WAC Cap or applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.75% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 5.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

  (x) the Distribution Date occurring in December 2008; and

  (y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 39.30%.

-------------------------------------- -------------------------------------- -----------------------------------
                Class                   Initial Subordination Percentage(1)        Stepdown Date Percentage
-------------------------------------- -------------------------------------- -----------------------------------
                  A                                   19.65%                                39.30%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-1                                  13.50%                                27.00%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-2                                  11.45%                                22.90%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-3                                   8.55%                                17.10%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-4                                   7.30%                                14.60%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-5                                   6.00%                                12.00%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-6                                   5.10%                                10.20%
-------------------------------------- -------------------------------------- -----------------------------------
                 B-1                                   4.40%                                8.80%
-------------------------------------- -------------------------------------- -----------------------------------
                 B-2                                   3.75%                                7.50%
-------------------------------------- -------------------------------------- -----------------------------------
                 B-3                                   2.75%                                5.50%
-------------------------------------- -------------------------------------- -----------------------------------

     (1) Includes initial overcollateralization percentage.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds [39.00]% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

-------------------------------------- --------------------------------------------------------------------------
         Distribution Dates                               Cumulative Realized Loss Percentage
-------------------------------------- --------------------------------------------------------------------------
    December 2007 - November 2008        [1.25]% for the first month, plus an additional 1/12th of [1.00]% for each month thereafter
-------------------------------------- --------------------------------------------------------------------------
    December 2008 - November 2009        [2.25]% for the first month, plus an additional 1/12th of [1.25]% for each month thereafter
-------------------------------------- --------------------------------------------------------------------------
    December 2009 - November 2010        [3.50]% for the first month, plus an additional 1/12th of [1.00]% for each month thereafter
-------------------------------------- --------------------------------------------------------------------------
    December 2010 - November 2011        [4.50]% for the first month, plus an additional 1/12th of [0.50]% for each month thereafter
-------------------------------------- --------------------------------------------------------------------------
    December 2011 and thereafter                                        [5.00]%
-------------------------------------- --------------------------------------------------------------------------

Step-up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I WAC Cap and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class A-2D Pass-Through Rate. The Class A-2D Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class R Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a supplemental interest amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee Rate, net swap payments and certain swap termination payments owed to the swap provider.

Principal Remittance Amount. On any Distribution Date, the sum of:

      (1) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer on the related servicer remittance date,

      (2) the principal portion of all partial and full prepayments received during the related Prepayment Period,

      (3) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (4) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date for the current Distribution Date,

      (5) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (6) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus swap receipts, if any, and less net swap payments, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable Servicer for the related advances and the applicable Expense Fee Rate in respect of such Mortgage Loan.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 60.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 73.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 77.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 82.90% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 85.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 88.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 89.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 91.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (I) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 92.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 94.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


Interest Distributions on the LIBOR Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the swap provider, if any,

(ii)     concurrently,

         (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates; and

         (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

         other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.


Principal Distributions on the Certificates. On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)      sequentially:

         (b) concurrently, to the Class R Certificates, pro rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

         (c)      concurrently,

                  (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero and

                  (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (c)(1) and (c)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(c) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i)(c), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (c)(1) or (c)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)      concurrently,

         (a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective class certificate balances have been reduced to zero, and

         (b) to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2C Certificates, until the class certificate balance thereof has been reduced to zero and then to the Class A-2D Certificates, until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

(i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

(ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

(iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such classes, and

(v)      to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and net swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the swap provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)     to the certificateholders, to pay interest according to sections (ii),
         (iii) and (iv) of the "Interest Distributions on the LIBOR Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates", but only to the extent necessary to cause the overcollateralization to be maintained at the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other available funds,

(v) to the swap provider, any defaulted swap termination payment owed for such Distribution Date, and (vi) to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-3 Certificates, fourth to the Class B-2 Certificates, fifth to the Class B-1 Certificates, sixth to the Class M-6 Certificates, seventh to the Class M-5 Certificates, eighth to the Class M-4 Certificates, ninth to the Class M-3 Certificates, tenth to the Class M-2 Certificates and eleventh to the Class M-1 Certificates. An allocation of any Realized Losses to a class of certificates on any Distribution Date will be made by reducing its class certificate balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to Class A Certificates until the last scheduled Distribution Date.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
----------------------------------------------------

Product                 No Penalty   1-12 Months    13-24 Months    25-36 Months    37-48 Months    49-60 Months           Total
-------------------  -------------  ------------  --------------  --------------  --------------  --------------  --------------
1 YR ARM                $1,999,759      $383,636        $527,466              $0              $0              $0      $2,910,861
15 YR FIXED                978,613       164,160               0       2,648,488               0               0       3,791,261
2 YR ARM                37,269,642    10,888,638     145,582,553      15,013,534               0               0     208,754,368
2 YR ARM IO             20,605,166    18,260,694     187,173,175      28,554,987               0               0     254,594,022
3 YR ARM                41,021,380     1,071,753       1,340,081      29,124,328               0               0      72,557,542
3 YR ARM IO             33,428,449     1,756,272         996,000      62,325,128               0               0      98,505,849
30 YR FIXED             23,708,931     2,979,780       1,355,414      74,513,536               0               0     102,557,661
30 YR FIXED IO              99,500             0               0               0               0               0          99,500
5 YR ARM                 1,828,830       232,791         129,899       7,165,886               0               0       9,357,407
6 MO ARM                         0             0         155,038               0               0               0         155,038
FIXED 15/30 BLN                  0             0               0          83,939               0               0          83,939
-------------------  -------------  ------------  --------------  --------------  --------------  --------------  --------------
Total:                $160,940,271   $35,737,724     337,259,625     219,429,827              $0              $0    $753,367,447
===================  =============  ============  ==============  ==============  ==============  ==============  ==============



Product                         No Penalty    1-12 Months    13-24 Months    25-36 Months    37-48 Months    49-60 Months
--------------------------    ------------    -----------    ------------    ------------    ------------    ------------
1 YR ARM                             0.27%          0.05%           0.07%           0.00%           0.00%           0.00%
15 YR FIXED                          0.13%          0.02%           0.00%           0.35%           0.00%           0.00%
2 YR ARM                             4.95%          1.45%          19.32%           1.99%           0.00%           0.00%
2 YR ARM IO                          2.74%          2.42%          24.84%           3.79%           0.00%           0.00%
3 YR ARM                             5.45%          0.14%           0.18%           3.87%           0.00%           0.00%
3 YR ARM IO                          4.44%          0.23%           0.13%           8.27%           0.00%           0.00%
30 YR FIXED                          3.15%          0.40%           0.18%           9.89%           0.00%           0.00%
30 YR FIXED IO                       0.01%          0.00%           0.00%           0.00%           0.00%           0.00%
5 YR ARM                             0.24%          0.03%           0.02%           0.95%           0.00%           0.00%
6 MO ARM                             0.00%          0.00%           0.02%           0.00%           0.00%           0.00%
FIXED 15/30 BLN                      0.00%          0.00%           0.00%           0.01%           0.00%           0.00%
--------------------------    ------------    -----------    ------------    ------------    ------------    ------------
Total:                              21.36%          4.74%          44.77%          29.13%           0.00%           0.00%
==========================    ============    ===========    ============    ============    ============    ============

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Offered Subordinate Certificates
------------------------------------------------------------

The assumptions for the breakeven CDR table below are as follows: |X| The Pricing Prepayment Assumptions (as defined on page 3 above) are applied |X| 1-month and 6-month Forward LIBOR curves as of October 25, 2005 are used |X| 40% loss severity |X| There is a 6 month lag in recoveries |X| Priced to call with collateral losses calculated through the life of the applicable bond |X| Certificates are priced at par |X| Assumes bonds pay on 25th of month |X| Triggers failing immediately

-----------------------------------------------------------------------------------------------------------------------------------
                                              First Dollar of Loss              LIBOR Flat                    0% Return
-----------------------------------------------------------------------------------------------------------------------------------
   Class M-1        CDR (%)                                    21.24                        21.53                         23.60
                    Yield (%)                                 5.2031                       4.7609                        0.0126
                    WAL                                         4.51                         4.42                          4.14
                    Modified Duration                          3.982                        3.923                          3.86
                    Principal Window                   May10 - May10                Apr10 - Apr10                 Feb10 - Feb10
                    Principal Writedown            37,730.83 (0.08%)         1,022,372.64 (2.22%)         9,937,801.71 (21.61%)
                    Total Collat Loss        123,518,334.10 (16.52%)      124,112,496.95 (16.60%)       131,559,246.90 (17.59%)
-----------------------------------------------------------------------------------------------------------------------------------
   Class M-2        CDR (%)                                    18.05                        18.12                         18.80
                    Yield (%)                                 5.1987                       4.7335                        0.0426
                    WAL                                         4.76                         4.76                           4.6
                    Modified Duration                          4.175                         4.18                         4.172
                    Principal Window                   Aug10 - Aug10                Aug10 - Aug10                 Jul10 - Jul10
                    Principal Writedown            48,605.68 (0.32%)           425,862.89 (2.78%)         3,689,717.79 (24.07%)
                    Total Collat Loss        110,588,091.99 (14.79%)      110,926,643.88 (14.83%)       113,584,904.72 (15.19%)
-----------------------------------------------------------------------------------------------------------------------------------
   Class M-3        CDR (%)                                    14.02                        14.15                         15.01
                    Yield (%)                                 5.3985                       4.7708                        0.0482
                    WAL                                         5.18                         5.17                          4.89
                    Modified Duration                          4.473                         4.48                         4.471
                    Principal Window                   Jan11 - Jan11                Jan11 - Jan11                 Dec10 - Dec10
                    Principal Writedown            45,026.05 (0.21%)           832,750.97 (3.84%)         5,738,190.01 (26.46%)
                    Total Collat Loss         92,510,111.29 (12.37%)       93,213,948.56 (12.47%)        97,343,505.14 (13.02%)
-----------------------------------------------------------------------------------------------------------------------------------
   Class M-4        CDR (%)                                    12.43                        12.49                         12.87
                    Yield (%)                                 5.4373                       4.7706                        0.0647
                    WAL                                         5.43                         5.42                          5.19
                    Modified Duration                          4.649                         4.66                         4.641
                    Principal Window                   Apr11 - Apr11                Apr11 - Apr11                 Mar11 - Mar11
                    Principal Writedown            31,681.14 (0.34%)           412,517.23 (4.41%)         2,645,688.46 (28.31%)
                    Total Collat Loss         84,908,627.71 (11.35%)       85,250,406.50 (11.40%)        87,008,012.96 (11.64%)
-----------------------------------------------------------------------------------------------------------------------------------
   Class M-5        CDR (%)                                    10.89                        11.00                         11.36
                    Yield (%)                                 5.9257                       4.7278                        0.1417
                    WAL                                         5.59                         5.58                          5.27
                    Modified Duration                          4.707                        4.717                          4.70
                    Principal Window                   Jun11 - Jun11                Jun11 - Jun11                 May11 - May11
                    Principal Writedown             6,202.49 (0.06%)           735,733.68 (7.57%)         2,982,576.92 (30.68%)
                    Total Collat Loss         76,630,686.04 (10.25%)       77,287,874.35 (10.34%)        79,076,006.68 (10.57%)
-----------------------------------------------------------------------------------------------------------------------------------
   Class M-6        CDR (%)                                     9.87                         9.96                         10.20
                    Yield (%)                                 6.0094                       4.7824                        0.1059
                    WAL                                         5.76                         5.65                          5.41
                    Modified Duration                          4.796                         4.75                         4.782
                    Principal Window                   Aug11 - Aug11                Jul11 - Jul11                 Jul11 - Jul11
                    Principal Writedown            59,143.04 (0.88%)           580,404.22 (8.62%)         2,205,863.92 (32.78%)
                    Total Collat Loss          71,054,587.81 (9.50%)        71,306,069.20 (9.54%)         72,780,049.56 (9.73%)
-----------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------

The assumptions for the sensitivity table below are as follows:

o    The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o 1-month and 6-month LIBOR remain static |X| 10% Clean Up Call is not exercised

                           ----------------------------------------------------------------------------------------
                               50 PPA        75 PPA        100 PPA        125 PPA       150 PPA        175 PPA
-------------------------------------------------------------------------------------------------------------------
Class A-1   WAL                 5.47          3.79           2.85          2.20           1.68          1.27
            First Prin Pay       1              1             1              1             1              1
            Last Prin Pay       323            254           194            152           123            34
-------------------------------------------------------------------------------------------------------------------
Class A-2A  WAL                 1.67          1.19           0.95          0.80           0.70          0.63
            First Prin Pay       1              1             1              1             1              1
            Last Prin Pay        39            27             20            17             14            13
-------------------------------------------------------------------------------------------------------------------
Class A-2B  WAL                 4.06          2.75           2.09          1.69           1.43          1.24
            First Prin Pay       39            27             20            17             14            13
            Last Prin Pay        60            40             30            24             20            17
-------------------------------------------------------------------------------------------------------------------
Class A-2C  WAL                 6.73          4.53           3.25          2.37           1.96          1.67
            First Prin Pay       60            40             30            24             20            17
            Last Prin Pay       107            72             53            33             27            23
-------------------------------------------------------------------------------------------------------------------
Class A-2D  WAL                14.32          9.88           7.34          5.51           3.73          2.34
            First Prin Pay      107            72             53            33             27            23
            Last Prin Pay       324            253           192            150           119            34
-------------------------------------------------------------------------------------------------------------------
Class M-1   WAL                10.63          7.28           5.55          4.84           4.94          5.51
            First Prin Pay       58            39             39            43             48            50
            Last Prin Pay       292            215           162            127           102            101
-------------------------------------------------------------------------------------------------------------------
Class M-2   WAL                10.59          7.24           5.49          4.66           4.40          4.18
            First Prin Pay       58            39             39            42             45            45
            Last Prin Pay       275            198           149            116            94            77
-------------------------------------------------------------------------------------------------------------------
Class M-3   WAL                10.54          7.21           5.45          4.57           4.21          3.89
            First Prin Pay       58            39             38            40             42            41
            Last Prin Pay       267            191           143            112            90            74
-------------------------------------------------------------------------------------------------------------------
Class M-4   WAL                10.49          7.16           5.40          4.51           4.07          3.70
            First Prin Pay       58            39             38            39             41            40
            Last Prin Pay       251            178           132            104            84            69
-------------------------------------------------------------------------------------------------------------------
Class M-5   WAL                10.43          7.11           5.36          4.45           4.00          3.60
            First Prin Pay       58            39             38            39             40            38
            Last Prin Pay       242            170           127            99             80            66
-------------------------------------------------------------------------------------------------------------------
Class M-6   WAL                10.35          7.05           5.31          4.40           3.93          3.52
            First Prin Pay       58            39             37            38             40            38
            Last Prin Pay       231            161           120            94             76            62
-------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call
--------------------------------------------------------

The assumptions for the sensitivity table below are as follows:

o   The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o 1-month and 6-month LIBOR remain static |X| 10% Clean Up Call is exercised on the first possible date

                           ----------------------------------------------------------------------------------------
                               50 PPA        75 PPA        100 PPA        125 PPA       150 PPA        175 PPA
-------------------------------------------------------------------------------------------------------------------
Class A-1   WAL                 5.13          3.51           2.63          2.02           1.55          1.27
            First Prin Pay       1              1             1              1             1              1
            Last Prin Pay       175            119            88            69             56            34
-------------------------------------------------------------------------------------------------------------------
Class A-2A  WAL                 1.67          1.19           0.95          0.80           0.70          0.63
            First Prin Pay       1              1             1              1             1              1
            Last Prin Pay        39            27             20            17             14            13
-------------------------------------------------------------------------------------------------------------------
Class A-2B  WAL                 4.06          2.75           2.09          1.69           1.43          1.24
            First Prin Pay       39            27             20            17             14            13
            Last Prin Pay        60            40             30            24             20            17
-------------------------------------------------------------------------------------------------------------------
Class A-2C  WAL                 6.73          4.53           3.25          2.37           1.96          1.67
            First Prin Pay       60            40             30            24             20            17
            Last Prin Pay       107            72             53            33             27            23
-------------------------------------------------------------------------------------------------------------------
Class A-2D  WAL                12.57          8.51           6.30          4.72           3.15          2.34
            First Prin Pay      107            72             53            33             27            23
            Last Prin Pay       175            119            88            69             56            34
-------------------------------------------------------------------------------------------------------------------
Class M-1   WAL                 9.76          6.61           5.03          4.44           4.51          3.84
            First Prin Pay       58            39             39            43             48            46
            Last Prin Pay       175            119            88            69             56            46
-------------------------------------------------------------------------------------------------------------------
Class M-2   WAL                 9.76          6.61           5.00          4.29           4.10          3.84
            First Prin Pay       58            39             39            42             45            45
            Last Prin Pay       175            119            88            69             56            46
-------------------------------------------------------------------------------------------------------------------
Class M-3   WAL                 9.76          6.61           4.99          4.22           3.93          3.65
            First Prin Pay       58            39             38            40             42            41
            Last Prin Pay       175            119            88            69             56            46
-------------------------------------------------------------------------------------------------------------------
Class M-4   WAL                 9.76          6.61           4.98          4.19           3.82          3.49
            First Prin Pay       58            39             38            39             41            40
            Last Prin Pay       175            119            88            69             56            46
-------------------------------------------------------------------------------------------------------------------
Class M-5   WAL                 9.76          6.61           4.98          4.16           3.76          3.40
            First Prin Pay       58            39             38            39             40            38
            Last Prin Pay       175            119            88            69             56            46
-------------------------------------------------------------------------------------------------------------------
Class M-6   WAL                 9.76          6.61           4.97          4.15           3.73          3.35
            First Prin Pay       58            39             37            38             40            38
            Last Prin Pay       175            119            88            69             56            46
-------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One and Six-month LIBOR increase in accordance with the LIBOR Forward Curves as of the close of business on October 25, 2005, (ii) daycount convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.

            Distribution     Excess       Period   Distribution      Excess                Distribution   Excess Spread
  Period        Date       Spread (%)                  Date        Spread (%)    Period        Date            (%)
---------- -------------- ------------ ----------- ------------ --------------- --------- -------------- ---------------
    1          Dec-05        0.7247         49        Dec-09         4.1476        97         Dec-13          3.8056
    2          Jan-06        1.1717         50        Jan-10         3.9808        98         Jan-14          3.6279
    3          Feb-06        1.1759         51        Feb-10         3.9742        99         Feb-14          3.6366
    4          Mar-06        1.2185         52        Mar-10         4.4464        100        Mar-14          4.1983
    5          Apr-06        1.1677         53        Apr-10         3.9824        101        Apr-14          3.6839
    6          May-06        1.1806         54        May-10         4.1363        102        May-14          3.8781
    7          Jun-06        1.1586         55        Jun-10         3.9703        103        Jun-14          3.7057
    8          Jul-06        1.1798         56        Jul-10         4.1264        104        Jul-14          3.9010
    9          Aug-06        1.1509         57        Aug-10         3.9598        105        Aug-14          3.7297
    10         Sep-06        1.1466         58        Sep-10         3.9550        106        Sep-14          3.7459
    11         Oct-06        1.1841         59        Oct-10         4.1608        107        Oct-14          3.9639
    12         Nov-06        1.1441         60        Nov-10         3.9956        108        Nov-14          3.7968
    13         Dec-06        1.1842         61        Dec-10         4.1439        109        Dec-14          3.9925
    14         Jan-07        1.1324         62        Jan-11         3.9678        110        Jan-15          3.8260
    15         Feb-07        1.1387         63        Feb-11         3.9630        111        Feb-15          3.8395
    16         Mar-07        1.2957         64        Mar-11         4.4709        112        Mar-15          4.3886
    17         Apr-07        1.1406         65        Apr-11         3.9799        113        Apr-15          3.8942
    18         May-07        1.1985         66        May-11         4.1469        114        May-15          4.0856
    19         Jun-07        1.1370         67        Jun-11         3.9692        115        Jun-15          3.9260
    20         Jul-07        1.1999         68        Jul-11         4.1327        116        Jul-15          4.1165
    21         Aug-07        1.1322         69        Aug-11         3.9556        117        Aug-15          3.9552
    22         Sep-07        1.1280         70        Sep-11         3.9479        118        Sep-15          3.9730
    23         Oct-07        2.9949         71        Oct-11         4.1369        119        Oct-15          4.1869
    24         Nov-07        2.8628         72        Nov-11         3.9584        120        Nov-15          4.0304
    25         Dec-07        2.9821         73        Dec-11         4.1255
    26         Jan-08        2.8447         74        Jan-12         3.9468
    27         Feb-08        2.8333         75        Feb-12         3.9409
    28         Mar-08        3.0861         76        Mar-12         4.2797
    29         Apr-08        3.2347         77        Apr-12         3.9544
    30         May-08        3.3598         78        May-12         4.1202
    31         Jun-08        3.2196         79        Jun-12         3.9388
    32         Jul-08        3.3502         80        Jul-12         4.1059
    33         Aug-08        3.2104         81        Aug-12         3.9231
    34         Sep-08        3.2085         82        Sep-12         3.9143
    35         Oct-08        4.0253         83        Oct-12         4.1121
    36         Nov-08        3.8695         84        Nov-12         3.9286
    37         Dec-08        4.0173         85        Dec-12         4.0949
    38         Jan-09        3.8160         86        Jan-13         3.9119
    39         Feb-09        3.8193         87        Feb-13         3.9031
    40         Mar-09        4.2824         88        Mar-13         4.4203
    41         Apr-09        4.0177         89        Apr-13         3.5844
    42         May-09        4.1685         90        May-13         3.7623
    43         Jun-09        4.0083         91        Jun-13         3.5676
    44         Jul-09        4.1576         92        Jul-13         3.7479
    45         Aug-09        3.9928         93        Aug-13         3.5611
    46         Sep-09        3.9874         94        Sep-13         3.5685
    47         Oct-09        4.1624         95        Oct-13         3.7912
    48         Nov-09        3.9974         96        Nov-13         3.6120


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I Cap and Loan Group II Cap. The information in the following table has been prepared in accordance with the following assumptions
(i) one and six-month LIBOR remain constant at 20.00%, (iii) day count convention of actual/360 is applied, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                                         Loan        Loan                                            Loan         Loan
             Distribution   WAC Cap    Group I     Group II               Distribution  WAC Cap     Group I     Group II
  Period         Date         (%)       Cap (%)     Cap (%)     Period       Date         (%)       Cap (%)      Cap (%)
----------- -------------- --------- ------------ ----------- ----------- ------------ ----------- ----------- -----------
     1          Dec-05      20.0601     20.1128     20.0250       49        Dec-09      11.7624     11.5212      11.9239
     2          Jan-06      20.4542     20.5104     20.4169       50        Jan-10      11.4019     11.1680      11.5586
     3          Feb-06      20.3211     20.3773     20.2837       51        Feb-10      11.3803     11.1459      11.5374
     4          Mar-06      20.3340     20.3962     20.2925       52        Mar-10      12.4486     12.1886      12.6229
     5          Apr-06      19.9690     20.0251     19.9317       53        Apr-10      11.5522     11.3127      11.7126
     6          May-06      19.8055     19.8636     19.7670       54        May-10      11.8779     11.6299      12.0441
     7          Jun-06      19.4935     19.5497     19.4561       55        Jun-10      11.5115     11.2710      11.6727
     8          Jul-06      19.2700     19.3282     19.2314       56        Jul-10      11.8381     11.5891      12.0051
     9          Aug-06      18.8848     18.9412     18.8474       57        Aug-10      11.4722     11.2307      11.6342
    10          Sep-06      18.5276     18.5839     18.4901       58        Sep-10      11.4530     11.2110      11.6154
    11          Oct-06      18.2155     18.2710     18.1786       59        Oct-10      11.7779     11.5325      11.9426
    12          Nov-06      17.7566     17.8104     17.7209       60        Nov-10      11.4123     11.1743      11.5721
    13          Dec-06      17.4635     17.5191     17.4265       61        Dec-10      11.0202     10.7737      11.1857
    14          Jan-07      17.0155     17.0694     16.9797       62        Jan-11      10.6620     10.4229      10.8226
    15          Feb-07      16.6582     16.7122     16.6223       63        Feb-11      10.6592     10.4196      10.8203
    16          Mar-07      16.6068     16.6666     16.5671       64        Mar-11      11.7983     11.5324      11.9770
    17          Apr-07      15.9727     16.0253     15.9377       65        Apr-11      10.6649     10.4258      10.8256
    18          May-07      15.7393     15.7938     15.7031       66        May-11      11.0175     10.7699      11.1840
    19          Jun-07      15.3150     15.3677     15.2799       67        Jun-11      10.6594     10.4192      10.8209
    20          Jul-07      15.1031     15.1576     15.0668       68        Jul-11      11.0118     10.7631      11.1792
    21          Aug-07      14.6870     14.7398     14.6518       69        Aug-11      10.6539     10.4127      10.8162
    22          Sep-07      14.3834     14.4363     14.3482       70        Sep-11      10.6511     10.4094      10.8138
    23          Oct-07      11.5981     11.5210     11.6494       71        Oct-11      11.0147     10.7660      11.1821
    24          Nov-07      11.2860     11.2113     11.3358       72        Nov-11      10.6566     10.4154      10.8190
    25          Dec-07      11.4140     11.3366     11.4656       73        Dec-11      11.0090     10.7592      11.1772
    26          Jan-08      11.1049     11.0298     11.1550       74        Jan-12      10.6511     10.4088      10.8143
    27          Feb-08      11.0178     10.9425     11.0680       75        Feb-12      10.6483     10.4055      10.8119
    28          Mar-08      11.3926     11.3119     11.4464       76        Mar-12      11.3797     11.1196      11.5550
    29          Apr-08      11.4420     11.3224     11.5218       77        Apr-12      10.6537     10.4115      10.8170
    30          May-08      11.6045     11.4806     11.6871       78        May-12      11.0059     10.7552      11.1751
    31          Jun-08      11.2822     11.1620     11.3623       79        Jun-12      10.6481     10.4049      10.8123
    32          Jul-08      11.4501     11.3257     11.5331       80        Jul-12      11.0002     10.7483      11.1702
    33          Aug-08      11.1303     11.0097     11.2108       81        Aug-12      10.6425     10.3983      10.8075
    34          Sep-08      11.0572     10.9364     11.1379       82        Sep-12      10.6397     10.3950      10.8051
    35          Oct-08      11.0608     10.8788     11.1823       83        Oct-12      10.9915     10.7381      11.1627
    36          Nov-08      10.7305     10.5539     10.8484       84        Nov-12      10.6341     10.3884      10.8002
    37          Dec-08      11.0063     10.8234     11.1284       85        Dec-12      10.9857     10.7312      11.1578
    38          Jan-09      10.6765     10.4992     10.7950       86        Jan-13      10.6285     10.3817      10.7954
    39          Feb-09      10.6503     10.4726     10.7691       87        Feb-13      10.6257     10.3784      10.7930
    40          Mar-09      11.6003     11.4031     11.7321       88        Mar-13      11.7611     11.4867      11.9467
    41          Apr-09      11.3990     11.1734     11.5499       89        Apr-13      10.6201     10.3718      10.7882
    42          May-09      11.7043     11.4707     11.8606       90        May-13      10.9712     10.7141      11.1453
    43          Jun-09      11.3490     11.1224     11.5006       91        Jun-13      10.6145     10.3652      10.7833
    44          Jul-09      11.6555     11.4209     11.8125       92        Jul-13      10.9654     10.7073      11.1402
    45          Aug-09      11.3009     11.0733     11.4531       93        Aug-13      10.6089     10.3586      10.7784
    46          Sep-09      11.2774     11.0494     11.4300       94        Sep-13      10.6060     10.3553      10.7760
    47          Oct-09      11.8072     11.5671     11.9680       95        Oct-13      10.9567     10.6970      11.1327
    48          Nov-09      11.4461     11.2132     11.6021       96        Nov-13      10.6004     10.3487      10.7711


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                         Loan         Loan
             Distribution   WAC Cap     Group I     Group II
  Period         Date         (%)       Cap (%)      Cap (%)
----------- -------------- ---------- ----------- -------------
    97          Dec-13      10.9508     10.6902     11.1276
    98          Jan-14      10.5948     10.3421     10.7662
    99          Feb-14      10.5920     10.3388     10.7638
    100         Mar-14      11.7237     11.4429     11.9143
    101         Apr-14      10.5863     10.3322     10.7589
    102         May-14      10.9363     10.6732     11.1150
    103         Jun-14      10.5807     10.3256     10.7540
    104         Jul-14      10.9304     10.6664     11.1099
    105         Aug-14      10.5750     10.3190     10.7491
    106         Sep-14      10.5722     10.3158     10.7466
    107         Oct-14      10.9217     10.6562     11.1023
    108         Nov-14      10.5665     10.3092     10.7417
    109         Dec-14      10.9158     10.6494     11.0972
    110         Jan-15      10.5609     10.3026     10.7367
    111         Feb-15      10.5581     10.2994     10.7342
    112         Mar-15      11.6862     11.3993     11.8816
    113         Apr-15      10.5524     10.2928     10.7293
    114         May-15      10.9012     10.6326     11.0844
    115         Jun-15      10.5468     10.2863     10.7243
    116         Jul-15      10.8954     10.6258     11.0792
    117         Aug-15      10.5411     10.2798     10.7194
    118         Sep-15      10.5383     10.2765     10.7169
    119         Oct-15      10.8866     10.6157     11.0715
    120         Nov-15      10.5326     10.2701     10.7119



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $712,371,000. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of [4.720]% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider. Only the net amount of the two obligations above will be paid by the appropriate party.

                                  Swap Schedule
                                  -------------

                                        Swap Notional                                                Swap Notional
   Period       Distribution Date        Amount ($)             Period       Distribution Date        Amount ($)
------------- --------------------- --------------------- ----------------- ------------------- -----------------------
      1               Dec-05            712,371,000.00            35               Oct-08            27,452,831.00
      2               Jan-06            701,316,184.00            36               Nov-08            26,186,160.00
      3               Feb-06            687,801,826.00            37               Dec-08            24,977,890.00
      4               Mar-06            671,855,233.00            38               Jan-09            23,825,326.00
      5               Apr-06            653,525,107.00            39               Feb-09            22,725,901.00
      6               May-06            632,884,112.00            40               Mar-09            21,677,162.00
      7               Jun-06            610,029,219.00            41               Apr-09            20,676,773.00
      8               Jul-06            585,081,871.00            42               May-09            19,722,505.00
      9               Aug-06            558,187,678.00            43               Jun-09            18,812,231.00
     10               Sep-06            529,515,726.00            44               Jul-09            17,943,922.00
     11               Oct-06            499,258,599.00            45               Aug-09            17,115,644.00
     12               Nov-06            470,627,479.00            46               Sep-09            16,325,552.00
     13               Dec-06            443,534,166.00            47               Oct-09            15,571,884.00
     14               Jan-07            417,895,838.00            48               Nov-09            14,852,963.00
     15               Feb-07            393,634,144.00            49               Dec-09            14,167,187.00
     16               Mar-07            370,674,962.00            50               Jan-10            13,513,027.00
     17               Apr-07            348,948,171.00            51               Feb-10            12,889,028.00
     18               May-07            328,387,582.00            52               Mar-10            12,293,798.00
     19               Jun-07            308,930,275.00            53               Apr-10            11,726,011.00
     20               Jul-07            290,516,879.00            54               May-10            11,184,404.00
     21               Aug-07            273,091,226.00            55               Jun-10            10,667,770.00
     22               Sep-07            256,600,179.00            56               Jul-10            10,174,957.00
     23               Oct-07            109,596,948.00            57               Aug-10             9,704,869.00
     24               Nov-07            104,000,174.00            58               Sep-10             9,256,458.00
     25               Dec-07             98,691,172.00            59               Oct-10             8,409,007.00
     26               Jan-08             93,655,043.00            60               Nov-10             8,024,426.00
     27               Feb-08             88,877,665.00            61            Dec-10 onwards                0.00
     28               Mar-08             84,345,652.00
     29               Apr-08             80,046,316.00
     30               May-08             75,967,627.00
     31               Jun-08             72,098,184.00
     32               Jul-08             68,427,177.00
     33               Aug-08             64,944,358.00
     34               Sep-08             61,640,015.00


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Aggregate Mortgage Loans

Selected Mortgage Loan Data(1)
------------------------------


Scheduled Principal Balance:                                       $753,367,447
Number of Mortgage Loans:                                                 4,496
Average Scheduled Principal Balance:                                   $167,564
Weighted Average Gross Coupon:                                           6.564%
Weighted Average Net Coupon: (2)                                         6.054%
Weighted Average Current FICO Score:                                        657
Weighted Average Original LTV Ratio:                                     79.04%
Weighted Average Combined Original LTV Ratio:                            79.04%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning(months):                                           1
Weighted Average Months to Roll: (3)                                         27
Weighted Average Gross Margin: (3)                                        5.41%
Weighted Average Initial Rate Cap: (3)                                    3.00%
Weighted Average Periodic Rate Cap: (3)                                   1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                        12.53%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.


                    Distribution by Current Principal Balance

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
 Current Principal      Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
      Balance          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            124      $5,124,450       0.68%     7.675%       645       $41,326       78.01%     87.14%     65.44%
$50,001 - $75,000          428      27,524,316       3.65      7.137        644        64,309       79.00      89.22      91.41
$75,001 - $100,000         632      55,875,973       7.42      6.902        648        88,411       78.86      86.13      95.62
$100,001 - $125,000        658      73,775,628       9.79      6.823        647       112,121       79.13      86.60      96.63
$125,001 - $150,000        607      83,142,307      11.04      6.693        647       136,972       79.20      88.20      97.55
$150,001 - $200,000        777     134,712,621      17.88      6.590        655       173,375       79.15      87.04      97.46
$200,001 - $250,000        506     113,174,849      15.02      6.421        659       223,666       79.09      87.41      95.70
$250,001 - $300,000        277      76,139,111      10.11      6.465        660       274,870       79.11      86.94      96.01
$300,001 - $350,000        186      60,167,170       7.99      6.296        665       323,479       78.65      89.57      96.78
$350,001 - $400,000        145      54,138,847       7.19      6.281        672       373,371       78.87      88.98      93.76
$400,001 & Above           156      69,592,175       9.24      6.302        670       446,104       79.12      85.81      96.86
---------------------------------------------------------------------------------------------------------------------------------
Total:                   4,496    $753,367,447     100.00%     6.564%       657      $167,564       79.04%     87.41%     96.03%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Aggregate Mortgage Loans

                          Distribution by Current Rate

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Current Rate          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               33      $6,338,128       0.84%     4.944%       704      $192,064       75.26%    100.00%     98.24%
5.00 - 5.49%               111      22,785,573       3.02      5.305        698       205,275       76.08      99.43     100.00
5.50 - 5.99%               680     150,369,068      19.96      5.792        685       221,131       78.08      94.25      99.27
6.00 - 6.49%               849     161,603,690      21.45      6.228        671       190,346       78.87      90.03      97.59
6.50 - 6.99%             1,343     223,379,138      29.65      6.711        648       166,328       78.80      84.14      95.93
7.00 - 7.49%               725      98,144,313      13.03      7.184        629       135,371       79.84      83.43      94.12
7.50 - 7.99%               519      66,746,556       8.86      7.664        625       128,606       80.70      78.20      91.00
8.00 - 8.49%               152      16,111,052       2.14      8.156        618       105,994       83.82      83.47      85.54
8.50 - 8.99%                68       7,092,551       0.94      8.639        612       104,302       85.54      87.16      81.19
9.00% & Above               16         797,377       0.11      9.289        627        49,836       85.65      80.36      63.89
---------------------------------------------------------------------------------------------------------------------------------
Total:                   4,496    $753,367,447     100.00%     6.564%       657      $167,564       79.04%     87.41%     96.03%
=================================================================================================================================

                          Distribution by Credit Score

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Credit Score          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
740 & Above                282     $49,513,036       6.57%     6.138%       766      $175,578       77.77%     80.82%     93.71%
720 - 739                  213      39,342,872       5.22      6.192        728       184,708       79.46      76.56      96.13
700 - 719                  287      52,573,145       6.98      6.125        708       183,182       79.08      81.93      95.97
680 - 699                  404      79,220,655      10.52      6.248        689       196,091       79.28      79.29      92.67
660 - 679                  575     106,413,510      14.13      6.338        669       185,067       79.22      82.51      93.38
640 - 659                  755     130,177,830      17.28      6.537        649       172,421       78.92      82.66      96.14
620 - 639                  694     110,570,484      14.68      6.709        629       159,323       79.01      97.88      97.37
600 - 619                  680     104,213,742      13.83      6.875        609       153,256       78.64      96.87      98.16
580 - 599                  606      81,342,172      10.80      7.342        589       134,228       79.90      95.76      99.42
---------------------------------------------------------------------------------------------------------------------------------
Total:                   4,496    $753,367,447     100.00%     6.564%       657      $167,564       79.04%     87.41%     96.03%
=================================================================================================================================

                              Distribution by Lien

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
     Lien              of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1                        4,496    $753,367,447     100.00%     6.564%       657      $167,564       79.04%     87.41%     96.03%
---------------------------------------------------------------------------------------------------------------------------------
Total:                   4,496    $753,367,447     100.00%     6.564%       657      $167,564       79.04%     87.41%     96.03%
=================================================================================================================================

                      Distribution by Combined Original LTV

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
    Combined            Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Original LTV         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             128     $18,871,772       2.50%     6.308%       660      $147,436       49.22%     92.88%     91.17%
60.01 - 70.00%             162      30,092,051       3.99      6.440        647       185,753       66.47      88.88      92.78
70.01 - 80.00%           3,818     649,401,559      86.20      6.504        659       170,089       79.71      86.28      97.27
80.01 - 85.00%             100      14,799,278       1.96      7.127        646       147,993       84.21      99.51      92.16
85.01 - 90.00%             287      40,044,885       5.32      7.545        637       139,529       89.71      97.45      82.05
95.01 - 100.00%              1         157,902       0.02      8.375        584       157,902      100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                   4,496    $753,367,447     100.00%     6.564%       657      $167,564       79.04%     87.41%     96.03%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Aggregate Mortgage Loans

                          Distribution by Original LTV

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Original LTV         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             128     $18,871,772       2.50%     6.308%       660      $147,436       49.22%     92.88%     91.17%
60.01 - 70.00%             162      30,092,051       3.99      6.440        647       185,753       66.47      88.88      92.78
70.01 - 80.00%           3,818     649,401,559      86.20      6.504        659       170,089       79.71      86.28      97.27
80.01 - 85.00%             100      14,799,278       1.96      7.127        646       147,993       84.21      99.51      92.16
85.01 - 90.00%             287      40,044,885       5.32      7.545        637       139,529       89.71      97.45      82.05
95.01 - 100.00%              1         157,902       0.02      8.375        584       157,902      100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                   4,496    $753,367,447     100.00%     6.564%       657      $167,564       79.04%     87.41%     96.03%
=================================================================================================================================

                          Distribution by Documentation

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Documentation         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Full                     3,928    $658,515,077      87.41%     6.522%       653      $167,646       79.05%    100.00%     95.99%
Stated                     568      94,852,370      12.59      6.859        681       166,994       78.97       0.00      96.29
---------------------------------------------------------------------------------------------------------------------------------
Total:                   4,496    $753,367,447     100.00%     6.564%       657      $167,564       79.04%     87.41%     96.03%
=================================================================================================================================

                             Distribution by Purpose

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Purpose            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Purchase                 3,323    $544,373,263      72.26%     6.534%       661      $163,820       79.97%     84.99%     96.86%
Cashout Refi             1,010     182,949,857      24.28      6.649        646       181,138       76.79      93.49      93.28
Rate/term
Refi                       163      26,044,327       3.46      6.596        656       159,781       75.44      95.37      97.90
---------------------------------------------------------------------------------------------------------------------------------
Total:                   4,496    $753,367,447     100.00%     6.564%       657      $167,564       79.04%     87.41%     96.03%
=================================================================================================================================

                            Distribution by Occupancy

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Occupancy          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           4,274    $723,438,444      96.03%     6.540%       656      $169,265       79.05%     87.38%    100.00%
Non Owner                  195      25,320,426       3.36      7.199        678       129,848       78.59      91.14       0.00
Second Home                 27       4,608,576       0.61      6.897        665       170,688       80.37      72.25       0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                   4,496    $753,367,447     100.00%     6.564%       657      $167,564       79.04%     87.41%     96.03%
=================================================================================================================================

                          Distribution by Property Type

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Property Type      of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Single Family            3,230    $512,075,693      67.97%     6.585%       654      $158,537       79.06%     87.64%     96.57%
PUD                        751     146,555,566      19.45      6.547        653       195,147       78.88      89.85      96.07
Condo                      371      64,164,149       8.52      6.414        677       172,949       79.72      85.14      96.82
2-4 Family                 143      30,456,244       4.04      6.622        673       212,981       78.19      76.56      84.96
Manufactured Housing         1         115,795       0.02      6.625        674       115,795       80.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                   4,496    $753,367,447     100.00%     6.564%       657      $167,564       79.04%     87.41%     96.03%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Aggregate Mortgage Loans

                              Distribution by State

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    State              of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
CA                         646    $185,078,181      24.57%     6.180%       672      $286,499       77.56%     91.42%     95.32%
FL                         273      48,137,917       6.39      6.817        649       176,329       78.46      84.12      95.26
IL                         245      36,957,565       4.91      6.873        655       150,847       79.83      71.98      95.59
TX                         321      34,568,980       4.59      6.904        651       107,692       79.69      80.76      96.93
WA                         176      31,902,499       4.23      6.376        653       181,264       79.87      92.40      97.72
OR                         188      31,038,990       4.12      6.352        661       165,101       79.54      92.48      95.17
NY                         148      30,516,628       4.05      6.685        671       206,193       79.44      69.98      96.39
UT                         205      28,338,522       3.76      6.500        654       138,237       80.62      84.96      99.38
NV                         105      23,742,998       3.15      6.443        653       226,124       78.06      90.39      92.99
AZ                         127      23,504,086       3.12      6.394        655       185,072       77.98      94.52      95.19
Other                    2,062     279,581,081      37.11      6.756        649       135,587       79.76      88.35      96.42
---------------------------------------------------------------------------------------------------------------------------------
Total:                   4,496    $753,367,447     100.00%     6.564%       657      $167,564       79.04%     87.41%     96.03%
=================================================================================================================================

                               Distribution by Zip

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
     Zip               of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
92345                       13      $2,885,014       0.38%     6.375%       645      $221,924       78.49%     92.38%    100.00%
91335                        5       2,207,654       0.29      6.041        698       441,531       81.04     100.00     100.00
92563                        8       2,189,415       0.29      5.977        691       273,677       78.81      91.24     100.00
92308                        9       2,005,891       0.27      6.174        663       222,877       74.75      67.29     100.00
92336                        6       1,985,606       0.26      6.231        676       330,934       75.40     100.00     100.00
93635                        6       1,972,578       0.26      5.736        688       328,763       77.30     100.00     100.00
90745                        5       1,967,381       0.26      6.383        666       393,476       79.21     100.00      79.26
92399                        6       1,919,898       0.25      6.159        651       319,983       80.00     100.00     100.00
92571                        6       1,829,922       0.24      6.134        676       304,987       80.00      75.98     100.00
92392                        6       1,813,982       0.24      6.419        648       302,330       80.00      67.66     100.00
Other                    4,426     732,590,103      97.24      6.576        656       165,520       79.06      87.34      95.97
---------------------------------------------------------------------------------------------------------------------------------
Total:                   4,496    $753,367,447     100.00%     6.564%       657      $167,564       79.04%     87.41%     96.03%
=================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
  Remaining                                       Pool By      Avg.        Avg.        Avg.       Combined                Pct.
  Months To             Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
   Maturity            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1 - 180                     44      $3,875,200       0.51%     6.463%       685       $88,073       71.35%     96.44%     94.78%
181 - 240                    1         121,766       0.02      6.990        687       121,766       77.71     100.00     100.00
241 - 360                4,451     749,370,481      99.47      6.565        657       168,360       79.08      87.36      96.03
---------------------------------------------------------------------------------------------------------------------------------
Total:                   4,496    $753,367,447     100.00%     6.564%       657      $167,564       79.04%     87.41%     96.03%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Aggregate Mortgage Loans

                        Distribution by Amortization Type

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
   Amortization         Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
       Type            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1 YR ARM                    13      $2,910,861       0.39%     6.877%       663      $223,912       82.70%     67.12%     81.98%
15 Yr Fixed                 43       3,791,261       0.50      6.437        686        88,169       71.16      96.36      94.66
2 YR ARM                 1,448     208,754,368      27.71      6.803        648       144,167       79.97      71.86      94.80
2 YR ARM IO              1,210     254,594,022      33.79      6.371        655       210,408       79.01      98.78      97.06
3 YR ARM                   458      72,557,542       9.63      6.692        657       158,423       79.49      68.06      95.19
3 YR ARM IO                514      98,505,849      13.08      6.247        663       191,646       78.46      99.69      97.62
30 Yr Fixed                744     102,557,661      13.61      6.780        671       137,846       77.61      93.69      95.53
30 YR FIXED IO               1          99,500       0.01      6.375        747        99,500       79.98     100.00     100.00
5 YR ARM                    63       9,357,407       1.24      6.451        671       148,530       79.92      80.66      95.19
6 MO ARM                     1         155,038       0.02      5.750        660       155,038       80.00       0.00     100.00
FIXED 15/30 BLN              1          83,939       0.01      7.625        626        83,939       80.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                   4,496    $753,367,447     100.00%     6.564%       657      $167,564       79.04%     87.41%     96.03%
=================================================================================================================================

                      Distribution by Initial Periodic Cap

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
   Initial              Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Periodic Cap          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1.00%                        1        $155,038       0.02%     5.750%       660      $155,038       80.00%      0.00%    100.00%
2.00%                       13       2,910,861       0.39      6.877        663       223,912       82.70      67.12      81.98
3.00%                    3,693     643,769,187      85.45      6.530        654       174,321       79.30      86.47      96.18
N/A                        789     106,532,361      14.14      6.768        671       135,022       77.38      93.80      95.50
---------------------------------------------------------------------------------------------------------------------------------
Total:                   4,496    $753,367,447     100.00%     6.564%       657      $167,564       79.04%     87.41%     96.03%
=================================================================================================================================

                          Distribution by Periodic Cap

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Periodic Cap          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1.00%                    3,707    $646,835,085      85.86%     6.531%       655      $174,490       79.32%     86.36%     96.11%
N/A                        789     106,532,361      14.14      6.768        671       135,022       77.38      93.80      95.50
---------------------------------------------------------------------------------------------------------------------------------
Total:                   4,496    $753,367,447     100.00%     6.564%       657      $167,564       79.04%     87.41%     96.03%
=================================================================================================================================

                      Distribution by Months to Rate Reset

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
  Months To             Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Rate Reset           of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1 - 12                      14      $3,065,898       0.41%     6.820%       662      $218,993       82.56%     63.73%     82.89%
13 - 24                  2,657     463,164,390      61.48      6.566        652       174,319       79.44      86.65      96.04
25 - 36                    973     171,247,390      22.73      6.436        661       175,999       78.89      86.29      96.59
49 & Above                  63       9,357,407       1.24      6.451        671       148,530       79.92      80.66      95.19
N/A                        789     106,532,361      14.14      6.768        671       135,022       77.38      93.80      95.50
---------------------------------------------------------------------------------------------------------------------------------
Total:                   4,496    $753,367,447     100.00%     6.564%       657      $167,564       79.04%     87.41%     96.03%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Aggregate Mortgage Loans

                      Distribution by Lifetime Maximum Rate

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
    Lifetime            Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Maximum Rate         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
11.99% & Below             698    $158,487,318      21.04%     5.701%       684      $227,059       78.33%     94.60%     99.31%
12.00 - 12.49%             748     144,526,616      19.18      6.227        668       193,217       78.96      88.85      97.63
12.50 - 12.99%           1,143     192,029,217      25.49      6.706        646       168,005       79.12      81.94      95.78
13.00 - 13.49%             601      83,887,964      11.14      7.180        627       139,581       80.08      81.70      93.54
13.50 - 13.99%             374      51,742,075       6.87      7.665        619       138,348       81.09      78.52      91.90
14.00 - 14.49%             100      11,475,632       1.52      8.141        615       114,756       84.37      85.29      82.98
14.50 - 14.99%              34       4,206,081       0.56      8.649        604       123,708       86.07      84.83      82.61
15.00 - 15.49%               8         409,047       0.05      9.188        628        51,131       88.00      90.84      47.87
15.50 - 15.99%               1          71,136       0.01      9.875        602        71,136       80.00       0.00     100.00
N/A                        789     106,532,361      14.14      6.768        671       135,022       77.38      93.80      95.50
---------------------------------------------------------------------------------------------------------------------------------
Total:                   4,496    $753,367,447     100.00%     6.564%       657      $167,564       79.04%     87.41%     96.03%
=================================================================================================================================

                             Distribution by Margin

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Margin             of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                5        $863,128       0.11%     6.159%       661      $172,626       77.80%     82.04%    100.00%
5.00 - 5.49%             1,935     386,889,996      51.35      6.169        660       199,943       78.66      88.66      96.70
5.50 - 5.99%             1,091     171,649,329      22.78      6.859        648       157,332       80.08      84.29      96.05
6.00 - 6.49%               508      65,734,369       8.73      7.332        644       129,398       80.36      79.80      95.10
6.50 - 6.99%               147      19,086,876       2.53      7.893        637       129,843       81.19      79.95      90.49
7.00 - 7.49%                21       2,611,387       0.35      8.597        624       124,352       87.42      95.13      78.72
N/A                        789     106,532,361      14.14      6.768        671       135,022       77.38      93.80      95.50
---------------------------------------------------------------------------------------------------------------------------------
Total:                   4,496    $753,367,447     100.00%     6.564%       657      $167,564       79.04%     87.41%     96.03%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Adjustable Rate Mortgage Loans

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                       $646,835,085
Number of Mortgage Loans:                                                 3,707
Average Scheduled Principal Balance:                                   $174,490
Weighted Average Gross Coupon:                                           6.531%
Weighted Average Net Coupon: (2)                                         6.021%
Weighted Average Current FICO Score:                                        655
Weighted Average Original LTV Ratio:                                     79.32%
Weighted Average Combined Original LTV Ratio:                            79.32%
Weighted Average Stated Remaining Term (months):                            359
Weighted Average Seasoning(months):                                           1
Weighted Average Months to Roll: (3)                                         27
Weighted Average Gross Margin: (3)                                        5.41%
Weighted Average Initial Rate Cap: (3)                                    3.00%
Weighted Average Periodic Rate Cap: (3)                                   1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                        12.53%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.


                    Distribution by Current Principal Balance

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
 Current Principal      Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
      Balance          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             68      $2,848,477       0.44%     7.530%       641       $41,889       78.86%     84.42%     65.25%
$50,001 - $75,000          285      18,446,078       2.85      7.092        638        64,723       79.86      87.74      91.87
$75,001 - $100,000         483      42,829,393       6.62      6.858        644        88,674       79.40      84.25      95.51
$100,001 - $125,000        543      60,945,038       9.42      6.791        641       112,238       79.69      86.91      97.38
$125,001 - $150,000        530      72,523,286      11.21      6.682        644       136,836       79.29      87.25      97.19
$150,001 - $200,000        663     114,974,560      17.77      6.574        652       173,416       79.37      85.69      97.16
$200,001 - $250,000        450     100,601,946      15.55      6.417        657       223,560       79.03      86.49      95.38
$250,001 - $300,000        247      67,878,268      10.49      6.467        659       274,811       79.62      86.14      95.96
$300,001 - $350,000        166      53,740,768       8.31      6.280        663       323,740       79.15      88.33      97.01
$350,001 - $400,000        126      47,077,046       7.28      6.243        669       373,627       78.75      87.32      94.37
$400,001 & Above           146      64,970,226      10.04      6.282        670       445,002       79.39      84.80      96.63
---------------------------------------------------------------------------------------------------------------------------------
Total:                   3,707    $646,835,085     100.00%     6.531%       655      $174,490       79.32%     86.36%     96.11%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Adjustable Rate Mortgage Loans

                          Distribution by Current Rate

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Current Rate          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               26      $5,327,781       0.82%     4.939%       699      $204,915       77.49%    100.00%    100.00%
5.00 - 5.49%                84      18,867,678       2.92      5.304        693       224,615       77.69      99.31     100.00
5.50 - 5.99%               588     134,291,859      20.76      5.787        682       228,388       78.45      93.73      99.18
6.00 - 6.49%               748     144,526,616      22.34      6.227        668       193,217       78.96      88.85      97.63
6.50 - 6.99%             1,143     192,029,217      29.69      6.706        646       168,005       79.12      81.94      95.78
7.00 - 7.49%               601      83,887,964      12.97      7.180        627       139,581       80.08      81.70      93.54
7.50 - 7.99%               374      51,742,075       8.00      7.665        619       138,348       81.09      78.52      91.90
8.00 - 8.49%               100      11,475,632       1.77      8.141        615       114,756       84.37      85.29      82.98
8.50 - 8.99%                34       4,206,081       0.65      8.649        604       123,708       86.07      84.83      82.61
9.00% & Above                9         480,183       0.07      9.290        624        53,354       86.81      77.38      55.59
---------------------------------------------------------------------------------------------------------------------------------
Total:                   3,707    $646,835,085     100.00%     6.531%       655      $174,490       79.32%     86.36%     96.11%
=================================================================================================================================

                          Distribution by Credit Score

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Credit Score          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
740 & Above                189     $36,423,531       5.63%     6.134%       765      $192,717       79.28%     76.24%     93.85%
720 - 739                  167      32,429,785       5.01      6.143        728       194,190       79.67      73.54      95.67
700 - 719                  229      44,689,593       6.91      6.087        708       195,151       79.33      80.11      96.31
680 - 699                  328      67,202,337      10.39      6.210        689       204,885       79.46      77.13      92.54
660 - 679                  451      87,616,331      13.55      6.277        669       194,271       79.49      80.65      93.16
640 - 659                  611     109,828,049      16.98      6.480        648       179,751       79.01      80.30      96.31
620 - 639                  610      99,728,500      15.42      6.640        629       163,489       79.20      97.74      97.31
600 - 619                  598      96,303,007      14.89      6.827        609       161,042       78.82      96.73      98.05
580 - 599                  524      72,613,953      11.23      7.316        589       138,576       80.11      96.20      99.69
---------------------------------------------------------------------------------------------------------------------------------
Total:                   3,707    $646,835,085     100.00%     6.531%       655      $174,490       79.32%     86.36%     96.11%
=================================================================================================================================

                              Distribution by Lien

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
     Lien              of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1                        3,707    $646,835,085     100.00%     6.531%       655      $174,490       79.32%     86.36%     96.11%
---------------------------------------------------------------------------------------------------------------------------------
Total:                   3,707    $646,835,085     100.00%     6.531%       655      $174,490       79.32%     86.36%     96.11%
=================================================================================================================================

                      Distribution by Combined Original LTV

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
    Combined            Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Original LTV         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              78     $12,557,067       1.94%     6.350%       650      $160,988       50.26%     91.62%     89.96%
60.01 - 70.00%             108      21,418,912       3.31      6.417        639       198,323       66.34      84.95      91.05
70.01 - 80.00%           3,249     572,820,503      88.56      6.473        657       176,307       79.79      85.53      97.37
80.01 - 85.00%              53       7,848,858       1.21      7.269        615       148,092       84.32      99.08      92.31
85.01 - 90.00%             219      32,189,744       4.98      7.532        634       146,985       89.74      96.83      80.49
---------------------------------------------------------------------------------------------------------------------------------
Total:                   3,707    $646,835,085     100.00%     6.531%       655      $174,490       79.32%     86.36%     96.11%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Adjustable Rate Mortgage Loans

                          Distribution by Original LTV

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Original LTV         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              78     $12,557,067       1.94%     6.350%       650      $160,988       50.26%     91.62%     89.96%
60.01 - 70.00%             108      21,418,912       3.31      6.417        639       198,323       66.34      84.95      91.05
70.01 - 80.00%           3,249     572,820,503      88.56      6.473        657       176,307       79.79      85.53      97.37
80.01 - 85.00%              53       7,848,858       1.21      7.269        615       148,092       84.32      99.08      92.31
85.01 - 90.00%             219      32,189,744       4.98      7.532        634       146,985       89.74      96.83      80.49
---------------------------------------------------------------------------------------------------------------------------------
Total:                   3,707    $646,835,085     100.00%     6.531%       655      $174,490       79.32%     86.36%     96.11%
=================================================================================================================================

                          Distribution by Documentation

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Documentation         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Full                     3,198    $558,588,995      86.36%     6.488%       650      $174,668       79.35%    100.00%     96.09%
Stated                     509      88,246,090      13.64      6.804        681       173,371       79.10       0.00      96.29
---------------------------------------------------------------------------------------------------------------------------------
Total:                   3,707    $646,835,085     100.00%     6.531%       655      $174,490       79.32%     86.36%     96.11%
=================================================================================================================================

                             Distribution by Purpose

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Purpose            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Purchase                 2,916    $495,073,382      76.54%     6.500%       659      $169,778       80.04%     84.56%     97.00%
Cashout Refi               706     136,850,652      21.16      6.637        639       193,839       77.18      92.15      92.73
Rate/term Refi              85      14,911,052       2.31      6.600        641       175,424       74.98      92.87      97.57
---------------------------------------------------------------------------------------------------------------------------------
Total:                   3,707    $646,835,085     100.00%     6.531%       655      $174,490       79.32%     86.36%     96.11%
=================================================================================================================================

                            Distribution by Occupancy

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Occupancy          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           3,539    $621,695,710      96.11%     6.508%       654      $175,670       79.32%     86.33%    100.00%
Non Owner                  149      21,386,704       3.31      7.118        676       143,535       78.89      90.47       0.00
Second Home                 19       3,752,671       0.58      6.924        659       197,509       81.79      66.95       0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                   3,707    $646,835,085     100.00%     6.531%       655      $174,490       79.32%     86.36%     96.11%
=================================================================================================================================

                          Distribution by Property Type

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Property Type      of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Single Family            2,624    $433,674,163      67.05%     6.547%       652      $165,272       79.27%     86.33%     96.84%
PUD                        626     126,325,318      19.53      6.519        650       201,798       79.34      89.70      95.68
Condo                      332      58,913,715       9.11      6.398        676       177,451       79.84      84.88      96.54
2-4 Family                 125      27,921,890       4.32      6.609        673       223,375       78.82      74.82      85.88
---------------------------------------------------------------------------------------------------------------------------------
Total:                   3,707    $646,835,085     100.00%     6.531%       655      $174,490       79.32%     86.36%     96.11%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Adjustable Rate Mortgage Loans

                              Distribution by State

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    State              of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
CA                         577    $167,481,377      25.89%     6.164%       670      $290,262       78.04%     90.72%     95.45%
FL                         226      40,477,745       6.26      6.828        646       179,105       79.01      81.69      94.87
IL                         203      31,904,484       4.93      6.846        656       157,165       80.18      68.00      95.16
WA                         151      27,850,077       4.31      6.324        652       184,438       79.89      92.71      97.39
UT                         195      26,929,416       4.16      6.481        651       138,100       80.56      85.05      99.35
NY                         117      26,716,977       4.13      6.637        672       228,350       79.11      67.09      97.00
OR                         154      25,633,453       3.96      6.327        654       166,451       80.01      90.89      95.70
TX                         209      23,757,706       3.67      6.783        642       113,673       80.08      80.68      97.46
NV                          92      20,844,297       3.22      6.410        650       226,568       78.39      89.06      92.02
MI                         158      20,061,826       3.10      6.807        642       126,974       79.78      86.10      97.64
Other                    1,625     235,177,728      36.36      6.700        646       144,725       79.86      87.99      96.45
---------------------------------------------------------------------------------------------------------------------------------
Total:                   3,707    $646,835,085     100.00%     6.531%       655      $174,490       79.32%     86.36%     96.11%
=================================================================================================================================

                               Distribution by Zip

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
     Zip               of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
92345                       10      $2,355,017       0.36%     6.361%       640      $235,502       78.90%     90.66%    100.00%
92563                        8       2,189,415       0.34      5.977        691       273,677       78.81      91.24     100.00
92571                        6       1,829,922       0.28      6.134        676       304,987       80.00      75.98     100.00
92392                        6       1,813,982       0.28      6.419        648       302,330       80.00      67.66     100.00
97045                        8       1,786,740       0.28      6.292        653       223,342       79.45      86.40     100.00
91335                        4       1,749,137       0.27      6.084        690       437,284       80.00     100.00     100.00
93551                        4       1,745,292       0.27      6.406        635       436,323       80.00      79.18     100.00
89129                        7       1,734,720       0.27      6.349        646       247,817       79.96      85.49      85.49
92308                        7       1,713,387       0.26      6.236        661       244,770       77.68      61.70     100.00
92336                        5       1,673,940       0.26      6.344        659       334,788       77.82     100.00     100.00
Other                    3,642     628,243,533      97.13      6.539        654       172,500       79.32      86.42      96.04
---------------------------------------------------------------------------------------------------------------------------------
Total:                   3,707    $646,835,085     100.00%     6.531%       655      $174,490       79.32%     86.36%     96.11%
=================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
  Remaining                                       Pool By      Avg.        Avg.        Avg.       Combined                Pct.
  Months To             Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
   Maturity            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
241 - 360                3,707    $646,835,085     100.00%     6.531%       655      $174,490       79.32%     86.36%     96.11%
---------------------------------------------------------------------------------------------------------------------------------
Total:                   3,707    $646,835,085     100.00%     6.531%       655      $174,490       79.32%     86.36%     96.11%
==================================================================================================================================

                        Distribution by Amortization Type

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
   Amortization         Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
       Type            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1 YR ARM                    13      $2,910,861       0.45%     6.877%       663      $223,912       82.70%     67.12%     81.98%
2 YR ARM                 1,448     208,754,368      32.27      6.803        648       144,167       79.97      71.86      94.80
2 YR ARM IO              1,210     254,594,022      39.36      6.371        655       210,408       79.01      98.78      97.06
3 YR ARM                   458      72,557,542      11.22      6.692        657       158,423       79.49      68.06      95.19
3 YR ARM IO                514      98,505,849      15.23      6.247        663       191,646       78.46      99.69      97.62
5 YR ARM                    63       9,357,407       1.45      6.451        671       148,530       79.92      80.66      95.19
6 MO ARM                     1         155,038       0.02      5.750        660       155,038       80.00       0.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                   3,707    $646,835,085     100.00%     6.531%       655      $174,490       79.32%     86.36%     96.11%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Adjustable Rate Mortgage Loans

                      Distribution by Initial Periodic Cap

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
   Initial              Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Periodic Cap          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1.00%                        1        $155,038       0.02%     5.750%       660      $155,038       80.00%      0.00%    100.00%
2.00%                       13       2,910,861       0.45      6.877        663       223,912       82.70      67.12      81.98
3.00%                    3,693     643,769,187      99.53      6.530        654       174,321       79.30      86.47      96.18
---------------------------------------------------------------------------------------------------------------------------------
Total:                   3,707    $646,835,085     100.00%     6.531%       655      $174,490       79.32%     86.36%     96.11%
=================================================================================================================================

                          Distribution by Periodic Cap

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Periodic Cap          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1.00%                    3,707    $646,835,085     100.00%     6.531%       655      $174,490       79.32%     86.36%     96.11%
---------------------------------------------------------------------------------------------------------------------------------
Total:                   3,707    $646,835,085     100.00%     6.531%       655      $174,490       79.32%     86.36%     96.11%
=================================================================================================================================

                      Distribution by Months to Rate Reset

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
  Months To             Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Rate Reset           of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1 - 12                      14      $3,065,898       0.47%     6.820%       662      $218,993       82.56%     63.73%     82.89%
13 - 24                  2,657     463,164,390      71.60      6.566        652       174,319       79.44      86.65      96.04
25 - 36                    973     171,247,390      26.47      6.436        661       175,999       78.89      86.29      96.59
49 & Above                  63       9,357,407       1.45      6.451        671       148,530       79.92      80.66      95.19
---------------------------------------------------------------------------------------------------------------------------------
Total:                   3,707    $646,835,085     100.00%     6.531%       655      $174,490       79.32%     86.36%     96.11%
=================================================================================================================================

                      Distribution by Lifetime Maximum Rate

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
    Lifetime            Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Maximum Rate         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
11.99% & Below             698    $158,487,318      24.50%     5.701%       684      $227,059       78.33%     94.60%     99.31%
12.00 - 12.49%             748     144,526,616      22.34      6.227        668       193,217       78.96      88.85      97.63
12.50 - 12.99%           1,143     192,029,217      29.69      6.706        646       168,005       79.12      81.94      95.78
13.00 - 13.49%             601      83,887,964      12.97      7.180        627       139,581       80.08      81.70      93.54
13.50 - 13.99%             374      51,742,075       8.00      7.665        619       138,348       81.09      78.52      91.90
14.00 - 14.49%             100      11,475,632       1.77      8.141        615       114,756       84.37      85.29      82.98
14.50 - 14.99%              34       4,206,081       0.65      8.649        604       123,708       86.07      84.83      82.61
15.00 - 15.49%               8         409,047       0.06      9.188        628        51,131       88.00      90.84      47.87
15.50 - 15.99%               1          71,136       0.01      9.875        602        71,136       80.00       0.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                   3,707    $646,835,085     100.00%     6.531%       655      $174,490       79.32%     86.36%     96.11%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Adjustable Rate Mortgage Loans

                             Distribution by Margin

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Margin             of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                5        $863,128       0.13%     6.159%       661      $172,626       77.80%     82.04%    100.00%
5.00 - 5.49%             1,935     386,889,996      59.81      6.169        660       199,943       78.66      88.66      96.70
5.50 - 5.99%             1,091     171,649,329      26.54      6.859        648       157,332       80.08      84.29      96.05
6.00 - 6.49%               508      65,734,369      10.16      7.332        644       129,398       80.36      79.80      95.10
6.50 - 6.99%               147      19,086,876       2.95      7.893        637       129,843       81.19      79.95      90.49
7.00 - 7.49%                21       2,611,387       0.40      8.597        624       124,352       87.42      95.13      78.72
---------------------------------------------------------------------------------------------------------------------------------
Total:                   3,707    $646,835,085     100.00%     6.531%       655      $174,490       79.32%     86.36%     96.11%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         The Fixed Rate Mortgage Loans

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                       $106,532,361
Number of Mortgage Loans:                                                   789
Average Scheduled Principal Balance:                                   $135,022
Weighted Average Gross Coupon:                                           6.768%
Weighted Average Net Coupon: (2)                                         6.258%
Weighted Average Current FICO Score:                                        671
Weighted Average Original LTV Ratio:                                     77.38%
Weighted Average Combined Original LTV Ratio:                            77.38%
Weighted Average Stated Remaining Term (months):                            352
Weighted Average Seasoning(months):                                           1

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.


                    Distribution by Current Principal Balance

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
 Current Principal      Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
      Balance          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             56      $2,275,973       2.14%     7.856%       650       $40,642       76.96%     90.55%     65.69%
$50,001 - $75,000          143       9,078,237       8.52      7.229        658        63,484       77.25      92.24      90.46
$75,001 - $100,000         149      13,046,580      12.25      7.047        663        87,561       77.11      92.29      95.96
$100,001 - $125,000        115      12,830,590      12.04      6.978        674       111,570       76.48      85.16      93.09
$125,001 - $150,000         77      10,619,021       9.97      6.764        668       137,909       78.62      94.71     100.00
$150,001 - $200,000        114      19,738,061      18.53      6.684        668       173,141       77.88      94.86      99.20
$200,001 - $250,000         56      12,572,903      11.80      6.452        682       224,516       79.57      94.72      98.25
$250,001 - $300,000         30       8,260,843       7.75      6.450        668       275,361       74.91      93.51      96.46
$300,001 - $350,000         20       6,426,402       6.03      6.432        679       321,320       74.48     100.00      94.87
$350,001 - $400,000         19       7,061,802       6.63      6.536        694       371,674       79.66     100.00      89.67
$400,001 & Above            10       4,621,949       4.34      6.580        675       462,195       75.23     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                     789    $106,532,361     100.00%     6.768%       671      $135,022       77.38%     93.80%     95.50%
=================================================================================================================================

                          Distribution by Current Rate

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Current Rate          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                7      $1,010,348       0.95%     4.969%       729      $144,335       63.55%    100.00%     88.93%
5.00 - 5.49%                27       3,917,895       3.68      5.310        721       145,107       68.32     100.00     100.00
5.50 - 5.99%                92      16,077,209      15.09      5.834        706       174,752       74.99      98.68     100.00
6.00 - 6.49%               101      17,077,074      16.03      6.241        700       169,080       78.17     100.00      97.24
6.50 - 6.99%               200      31,349,921      29.43      6.739        665       156,750       76.87      97.60      96.85
7.00 - 7.49%               124      14,256,348      13.38      7.208        642       114,971       78.43      93.64      97.55
7.50 - 7.99%               145      15,004,482      14.08      7.664        649       103,479       79.32      77.07      87.90
8.00 - 8.49%                52       4,635,420       4.35      8.193        623        89,143       82.43      78.97      91.88
8.50 - 8.99%                34       2,886,470       2.71      8.625        624        84,896       84.78      90.56      79.12
9.00% & Above                7         317,194       0.30      9.288        632        45,313       83.89      84.88      76.46
---------------------------------------------------------------------------------------------------------------------------------
Total:                     789    $106,532,361     100.00%     6.768%       671      $135,022       77.38%     93.80%     95.50%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         The Fixed Rate Mortgage Loans

                          Distribution by Credit Score

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Credit Score          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
740 & Above                 93     $13,089,505      12.29%     6.149%       769      $140,747       73.58%     93.57%     93.32%
720 - 739                   46       6,913,087       6.49      6.425        727       150,284       78.46      90.71      98.29
700 - 719                   58       7,883,552       7.40      6.341        708       135,923       77.62      92.23      94.03
680 - 699                   76      12,018,318      11.28      6.465        688       158,136       78.26      91.32      93.42
660 - 679                  124      18,797,179      17.64      6.622        668       151,590       77.93      91.20      94.39
640 - 659                  144      20,349,781      19.10      6.844        649       141,318       78.44      95.44      95.23
620 - 639                   84      10,841,984      10.18      7.352        630       129,071       77.27      99.19      97.88
600 - 619                   82       7,910,736       7.43      7.457        608        96,472       76.41      98.59      99.54
580 - 599                   82       8,728,220       8.19      7.561        589       106,442       78.21      92.17      97.21
---------------------------------------------------------------------------------------------------------------------------------
Total:                     789    $106,532,361     100.00%     6.768%       671      $135,022       77.38%     93.80%     95.50%
=================================================================================================================================

                              Distribution by Lien

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
     Lien              of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1                          789    $106,532,361     100.00%     6.768%       671      $135,022       77.38%     93.80%     95.50%
---------------------------------------------------------------------------------------------------------------------------------
Total:                     789    $106,532,361     100.00%     6.768%       671      $135,022       77.38%     93.80%     95.50%
=================================================================================================================================

                      Distribution by Combined Original LTV

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
    Combined            Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Original LTV         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              50      $6,314,705       5.93%     6.225%       682      $126,294       47.17%     95.38%     93.57%
60.01 - 70.00%              54       8,673,139       8.14      6.497        668       160,614       66.80      98.58      97.04
70.01 - 80.00%             569      76,581,056      71.89      6.737        672       134,589       79.17      91.91      96.52
80.01 - 85.00%              47       6,950,419       6.52      6.965        682       147,881       84.09     100.00      92.00
85.01 - 90.00%              68       7,855,140       7.37      7.598        648       115,517       89.58     100.00      88.46
95.01 - 100.00%              1         157,902       0.15      8.375        584       157,902      100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                     789    $106,532,361     100.00%     6.768%       671      $135,022       77.38%     93.80%     95.50%
==================================================================================================================================

                          Distribution by Original LTV

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Original LTV         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              50      $6,314,705       5.93%     6.225%       682      $126,294       47.17%     95.38%     93.57%
60.01 - 70.00%              54       8,673,139       8.14      6.497        668       160,614       66.80      98.58      97.04
70.01 - 80.00%             569      76,581,056      71.89      6.737        672       134,589       79.17      91.91      96.52
80.01 - 85.00%              47       6,950,419       6.52      6.965        682       147,881       84.09     100.00      92.00
85.01 - 90.00%              68       7,855,140       7.37      7.598        648       115,517       89.58     100.00      88.46
95.01 - 100.00%              1         157,902       0.15      8.375        584       157,902      100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                     789    $106,532,361     100.00%     6.768%       671      $135,022       77.38%     93.80%     95.50%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         The Fixed Rate Mortgage Loans

                          Distribution by Documentation

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Documentation         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Full                       730     $99,926,082      93.80%     6.714%       671      $136,885       77.39%    100.00%     95.45%
Stated                      59       6,606,280       6.20      7.589        680       111,971       77.28       0.00      96.29
---------------------------------------------------------------------------------------------------------------------------------
Total:                     789    $106,532,361     100.00%     6.768%       671      $135,022       77.38%     93.80%     95.50%
=================================================================================================================================

                             Distribution by Purpose

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Purpose            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Purchase                   407     $49,299,882      46.28%     6.885%       675      $121,130       79.33%     89.25%     95.42%
Cashout Refi               304      46,099,205      43.27      6.687        666       151,642       75.62      97.47      94.91
Rate/term Refi              78      11,133,275      10.45      6.590        676       142,734       76.07      98.72      98.35
---------------------------------------------------------------------------------------------------------------------------------
Total:                     789    $106,532,361     100.00%     6.768%       671      $135,022       77.38%     93.80%     95.50%
=================================================================================================================================

                            Distribution by Occupancy

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Occupancy          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Owner Occupied             735    $101,742,734      95.50%     6.735%       670      $138,425       77.43%     93.75%    100.00%
Non Owner                   46       3,933,722       3.69      7.636        685        85,516       76.95      94.76       0.00
Second Home                  8         855,905       0.80      6.777        691       106,988       74.13      95.45       0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                     789    $106,532,361     100.00%     6.768%       671      $135,022       77.38%     93.80%     95.50%
=================================================================================================================================

                          Distribution by Property Type

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Property Type      of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Single Family              606     $78,401,530      73.59%     6.792%       670      $129,375       77.85%     94.88%     95.09%
PUD                        125      20,230,249      18.99      6.723        673       161,842       76.06      90.82      98.50
Condo                       39       5,250,434       4.93      6.588        686       134,627       78.41      88.08     100.00
2-4 Family                  18       2,534,353       2.38      6.762        673       140,797       71.29      95.66      74.93
Manufactured Housing         1         115,795       0.11      6.625        674       115,795       80.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                     789    $106,532,361     100.00%     6.768%       671      $135,022       77.38%     93.80%     95.50%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         The Fixed Rate Mortgage Loans

                              Distribution by State

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    State              of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
CA                          69     $17,596,804      16.52%     6.333%       687      $255,026       72.99%     98.13%     94.14%
TX                         112      10,811,274      10.15      7.169        669        96,529       78.82      80.94      95.77
FL                          47       7,660,172       7.19      6.761        665       162,982       75.56      96.97      97.31
OR                          34       5,405,538       5.07      6.471        692       158,986       77.35     100.00      92.62
AZ                          27       5,253,229       4.93      6.250        676       194,564       77.15     100.00     100.00
IL                          42       5,053,081       4.74      7.042        647       120,311       77.67      97.11      98.26
TN                          45       4,416,939       4.15      7.292        649        98,154       80.91      91.85      90.75
WA                          25       4,052,422       3.80      6.733        660       162,097       79.72      90.29     100.00
OH                          46       4,043,790       3.80      7.263        663        87,908       80.78      93.50      87.36
GA                          35       3,978,319       3.73      7.398        648       113,666       77.85      77.89      93.68
Other                      307      38,260,793      35.91      6.759        672       124,628       78.30      94.92      96.24
---------------------------------------------------------------------------------------------------------------------------------
Total:                     789    $106,532,361     100.00%     6.768%       671      $135,022       77.38%     93.80%     95.50%
=================================================================================================================================

                               Distribution by Zip

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
     Zip               of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
38125                        5        $849,715       0.80%     7.202%       636      $169,943       77.79%    100.00%     65.61%
85207                        2         656,036       0.62      6.793        664       328,018       83.14     100.00     100.00
32712                        4         631,463       0.59      6.895        647       157,866       73.33     100.00     100.00
93550                        2         565,304       0.53      6.171        643       282,652       78.66     100.00     100.00
77459                        3         532,399       0.50      6.650        687       177,466       77.12     100.00     100.00
92345                        3         529,997       0.50      6.440        669       176,666       76.67     100.00     100.00
34786                        1         499,610       0.47      7.250        611       499,610       80.00     100.00     100.00
37064                        1         494,553       0.46      6.500        682       494,553       90.00     100.00     100.00
95017                        1         489,588       0.46      6.875        621       489,588       70.00     100.00     100.00
91355                        1         469,575       0.44      6.500        677       469,575       68.41     100.00     100.00
Other                      766     100,814,121      94.63      6.769        672       131,611       77.37      93.45      95.54
---------------------------------------------------------------------------------------------------------------------------------
Total:                     789    $106,532,361     100.00%     6.768%       671      $135,022       77.38%     93.80%     95.50%
=================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
  Remaining                                       Pool By      Avg.        Avg.        Avg.       Combined                Pct.
  Months To             Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
   Maturity            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1 - 180                     44      $3,875,200       3.64%     6.463%       685       $88,073       71.35%     96.44%     94.78%
181 - 240                    1         121,766       0.11      6.990        687       121,766       77.71     100.00     100.00
241 - 360                  744     102,535,396      96.25      6.780        671       137,816       77.61      93.69      95.53
---------------------------------------------------------------------------------------------------------------------------------
Total:                     789    $106,532,361     100.00%     6.768%       671      $135,022       77.38%     93.80%     95.50%
=================================================================================================================================

                        Distribution by Amortization Type

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
   Amortization         Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
       Type            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
15 Yr Fixed                 43      $3,791,261       3.56%     6.437%       686       $88,169       71.16%     96.36%     94.66%
30 Yr Fixed                744     102,557,661      96.27      6.780        671       137,846       77.61      93.69      95.53
30 YR FIXED IO               1          99,500       0.09      6.375        747        99,500       79.98     100.00     100.00
FIXED 15/30 BLN              1          83,939       0.08      7.625        626        83,939       80.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                     789    $106,532,361     100.00%     6.768%       671      $135,022       77.38%     93.80%     95.50%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Aggregate Mortgage Loans

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                      $300,873,008
Number of Mortgage Loans:                                                2,374
Average Scheduled Principal Balance:                                  $126,737
Weighted Average Gross Coupon:                                          6.622%
Weighted Average Net Coupon: (2)                                        6.112%
Weighted Average Current FICO Score:                                       651
Weighted Average Original LTV Ratio:                                    78.13%
Weighted Average Combined Original LTV Ratio:                           78.13%
Weighted Average Stated Remaining Term (months):                           357
Weighted Average Seasoning(months):                                          1
Weighted Average Months to Roll: (3)                                        27
Weighted Average Gross Margin: (3)                                       5.43%
Weighted Average Initial Rate Cap: (3)                                   3.00%
Weighted Average Periodic Rate Cap: (3)                                  1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                       12.58%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.


                    Distribution by Current Principal Balance

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
 Current Principal      Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
      Balance          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             77      $3,253,762       1.08%     7.666%       647       $42,257       78.43%     85.77%     67.73%
$50,001 - $75,000          285      18,390,352       6.11      7.022        646        64,528       79.14      89.85      92.60
$75,001 - $100,000         482      42,632,127      14.17      6.779        652        88,448       78.69      86.37      96.25
$100,001 - $125,000        520      58,320,770      19.38      6.665        653       112,155       78.61      87.49      96.52
$125,001 - $150,000        505      69,201,185      23.00      6.578        650       137,032       78.95      88.01      97.85
$150,001 - $200,000        247      41,810,649      13.90      6.549        653       169,274       77.77      91.95      93.79
$200,001 - $250,000        134      29,922,565       9.95      6.409        651       223,303       76.22      95.69      87.39
$250,001 - $300,000         71      19,698,978       6.55      6.366        643       277,450       76.62      91.62      90.24
$300,001 - $350,000         45      14,645,059       4.87      6.443        651       325,446       76.14      95.58      91.12
$350,001 - $400,000          7       2,517,966       0.84      6.717        663       359,709       78.55      85.79      85.52
$400,001 & Above             1         479,597       0.16      6.875        686       479,597       80.00     100.00       0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,374    $300,873,008     100.00%     6.622%       651      $126,737       78.13%     89.68%     94.03%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Aggregate Mortgage Loans

                          Distribution by Current Rate

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Current Rate          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               21      $3,001,746       1.00%     4.956%       715      $142,940       70.63%    100.00%     96.27%
5.00 - 5.49%                61       8,965,157       2.98      5.300        692       146,970       71.44      98.55     100.00
5.50 - 5.99%               295      43,649,830      14.51      5.791        677       147,966       75.61      97.25      97.49
6.00 - 6.49%               449      61,966,345      20.60      6.241        665       138,010       78.19      91.65      95.21
6.50 - 6.99%               879     112,830,721      37.50      6.713        644       128,363       78.45      87.95      93.25
7.00 - 7.49%               353      39,470,581      13.12      7.198        629       111,815       78.92      87.00      93.38
7.50 - 7.99%               144      15,100,580       5.02      7.680        624       104,865       79.78      79.24      92.67
8.00 - 8.49%               103       9,997,004       3.32      8.159        618        97,058       83.64      83.65      89.88
8.50 - 8.99%                53       5,093,667       1.69      8.664        617        96,107       84.88      82.79      77.33
9.00% & Above               16         797,377       0.27      9.289        627        49,836       85.65      80.36      63.89
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,374    $300,873,008     100.00%     6.622%       651      $126,737       78.13%     89.68%     94.03%
=================================================================================================================================

                          Distribution by Credit Score

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Credit Score          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
740 & Above                138     $16,301,775       5.42%     6.100%       767      $118,129       76.19%     87.57%     86.70%
720 - 739                  103      11,882,427       3.95      6.233        728       115,363       78.50      73.96      93.63
700 - 719                  145      17,503,695       5.82      6.246        708       120,715       77.68      75.29      92.51
680 - 699                  192      26,706,762       8.88      6.363        688       139,098       78.59      81.97      86.49
660 - 679                  289      38,393,605      12.76      6.389        669       132,850       78.37      84.32      87.61
640 - 659                  409      54,019,096      17.95      6.562        648       132,076       78.26      87.07      95.31
620 - 639                  406      52,207,880      17.35      6.718        629       128,591       77.99      98.28      98.01
600 - 619                  389      47,911,247      15.92      6.831        609       123,165       77.59      97.58      97.17
580 - 599                  303      35,946,519      11.95      7.286        589       118,635       79.22      95.24      98.79
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,374    $300,873,008     100.00%     6.622%       651      $126,737       78.13%     89.68%     94.03%
==================================================================================================================================

                              Distribution by Lien

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
     Lien              of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1                        2,374    $300,873,008     100.00%     6.622%       651      $126,737       78.13%     89.68%     94.03%
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,374    $300,873,008     100.00%     6.622%       651      $126,737       78.13%     89.68%     94.03%
=================================================================================================================================

                      Distribution by Combined Original LTV

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
    Combined            Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Original LTV         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              94     $12,716,489       4.23%     6.266%       652      $135,282       49.78%     95.11%     89.96%
60.01 - 70.00%             116      18,893,929       6.28      6.326        650       162,879       65.89      91.60      93.99
70.01 - 80.00%           1,956     243,647,828      80.98      6.574        652       124,564       79.51      88.17      94.81
80.01 - 85.00%              55       7,133,520       2.37      7.106        644       129,700       84.04     100.00      95.51
85.01 - 90.00%             153      18,481,243       6.14      7.618        636       120,792       89.66     100.00      86.04
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,374    $300,873,008     100.00%     6.622%       651      $126,737       78.13%     89.68%     94.03%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Aggregate Mortgage Loans

                          Distribution by Original LTV

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Original LTV         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              94     $12,716,489       4.23%     6.266%       652      $135,282       49.78%     95.11%     89.96%
60.01 - 70.00%             116      18,893,929       6.28      6.326        650       162,879       65.89      91.60      93.99
70.01 - 80.00%           1,956     243,647,828      80.98      6.574        652       124,564       79.51      88.17      94.81
80.01 - 85.00%              55       7,133,520       2.37      7.106        644       129,700       84.04     100.00      95.51
85.01 - 90.00%             153      18,481,243       6.14      7.618        636       120,792       89.66     100.00      86.04
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,374    $300,873,008     100.00%     6.622%       651      $126,737       78.13%     89.68%     94.03%
=================================================================================================================================

                          Distribution by Documentation

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Documentation         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Full                     2,107    $269,833,166      89.68%     6.587%       648      $128,065       78.12%    100.00%     94.13%
Stated                     267      31,039,842      10.32      6.931        676       116,254       78.23       0.00      93.13
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,374    $300,873,008     100.00%     6.622%       651      $126,737       78.13%     89.68%     94.03%
=================================================================================================================================

                             Distribution by Purpose

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Purpose            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Purchase                 1,531    $163,297,597      54.27%     6.664%       653      $106,661       79.91%     85.17%     94.26%
Cashout Refi               716     117,477,397      39.05      6.570        647       164,075       75.85      94.89      93.02
Rate/term
Refi                       127      20,098,013       6.68      6.592        651       158,252       76.96      95.93      98.02
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,374    $300,873,008     100.00%     6.622%       651      $126,737       78.13%     89.68%     94.03%
=================================================================================================================================

                            Distribution by Occupancy

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Occupancy          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           2,233    $282,907,160      94.03%     6.600%       649      $126,694       78.20%     89.78%    100.00%
Non Owner                  125      15,364,137       5.11      7.057        677       122,913       77.18      92.01       0.00
Second Home                 16       2,601,712       0.86      6.507        675       162,607       76.32      65.19       0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,374    $300,873,008     100.00%     6.622%       651      $126,737       78.13%     89.68%     94.03%
=================================================================================================================================

                          Distribution by Property Type

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Property Type      of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Single Family            1,796    $221,280,933      73.55%     6.628%       649      $123,208       78.30%     90.20%     95.61%
PUD                        327      47,164,579      15.68      6.585        651       144,234       77.66      90.02      93.21
Condo                      188      22,874,292       7.60      6.554        665       121,672       79.13      87.46      93.48
2-4 Family                  62       9,437,410       3.14      6.838        664       152,216       73.89      81.20      62.30
Manufactured Housing         1         115,795       0.04      6.625        674       115,795       80.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,374    $300,873,008     100.00%     6.622%       651      $126,737       78.13%     89.68%     94.03%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Aggregate Mortgage Loans

                              Distribution by State

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    State              of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
CA                         172     $37,264,996      12.39%     6.193%       658      $216,657       72.48%     97.28%     85.70%
TX                         220      21,662,679       7.20      6.889        656        98,467       79.94      79.75      95.68
FL                         148      21,039,538       6.99      6.758        646       142,159       76.49      90.54      95.32
UT                         160      20,068,593       6.67      6.446        656       125,429       80.51      89.23      99.13
IL                         125      15,594,109       5.18      6.795        645       124,753       78.64      80.48      95.41
OR                         106      13,858,915       4.61      6.441        659       130,744       79.23      91.55      92.02
OH                         133      12,317,691       4.09      6.834        645        92,614       80.14      87.78      95.40
WA                          83      12,258,099       4.07      6.499        653       147,688       79.73      89.74      94.08
AZ                          71      11,466,780       3.81      6.286        656       161,504       76.51      97.55      93.48
MI                         100      11,038,832       3.67      6.792        647       110,388       80.27      88.61      95.84
Other                    1,056     124,302,775      41.31      6.716        648       117,711       78.81      89.56      94.99
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,374    $300,873,008     100.00%     6.622%       651      $126,737       78.13%     89.68%     94.03%
=================================================================================================================================

                               Distribution by Zip

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
     Zip               of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
84088                        9      $1,345,670       0.45%     6.565%       647      $149,519       80.17%    100.00%    100.00%
89030                        5       1,052,600       0.35      6.870        668       210,520       75.64     100.00      12.92
84043                        8       1,020,179       0.34      6.414        666       127,522       79.99      75.08     100.00
92345                        5         998,503       0.33      6.401        635       199,701       75.65     100.00     100.00
84118                        8         898,148       0.30      6.498        660       112,269       78.98      89.68     100.00
92201                        4         784,293       0.26      5.924        684       196,073       75.12     100.00     100.00
98271                        4         756,263       0.25      6.244        623       189,066       78.80     100.00     100.00
89129                        3         755,772       0.25      6.369        645       251,924       80.00      66.69      66.69
97303                        6         752,155       0.25      6.478        651       125,359       80.00     100.00      87.89
38654                        4         690,103       0.23      6.555        648       172,526       77.62      78.01     100.00
Other                    2,318     291,819,322      96.99      6.628        651       125,893       78.12      89.62      94.28
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,374    $300,873,008     100.00%     6.622%       651      $126,737       78.13%     89.68%     94.03%
=================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
  Remaining                                       Pool By      Avg.        Avg.        Avg.       Combined                Pct.
  Months To             Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
   Maturity            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1 - 180                     30      $2,856,731       0.95%     6.222%       699       $95,224       71.22%     97.26%     92.91%
181 - 240                    1         121,766       0.04      6.990        687       121,766       77.71     100.00     100.00
241 - 360                2,343     297,894,511      99.01      6.626        650       127,142       78.19      89.61      94.04
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,374    $300,873,008     100.00%     6.622%       651      $126,737       78.13%     89.68%     94.03%
=================================================================================================================================

                        Distribution by Amortization Type

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
   Amortization         Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
       Type            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1 YR ARM                     6        $762,801       0.25%     6.635%       676      $127,134       80.00%     56.37%    100.00%
15 Yr Fixed                 30       2,856,731       0.95      6.222        699        95,224       71.22      97.26      92.91
2 YR ARM                   838      97,386,153      32.37      6.756        643       116,213       79.38      80.89      93.04
2 YR ARM IO                505      75,107,755      24.96      6.472        644       148,728       77.57      98.39      93.47
3 YR ARM                   255      30,177,497      10.03      6.601        651       118,343       78.34      77.10      95.76
3 YR ARM IO                262      37,265,311      12.39      6.332        656       142,234       77.33      99.74      95.93
30 Yr Fixed                441      52,896,082      17.58      6.836        665       119,946       77.29      93.54      94.28
30 YR FIXED IO               1          99,500       0.03      6.375        747        99,500       79.98     100.00     100.00
5 YR ARM                    36       4,321,177       1.44      6.525        673       120,033       79.32      91.21      93.98
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,374    $300,873,008     100.00%     6.622%       651      $126,737       78.13%     89.68%     94.03%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Aggregate Mortgage Loans

                      Distribution by Initial Periodic Cap

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
   Initial              Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Periodic Cap          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
2.00%                        6        $762,801       0.25%     6.635%       676      $127,134       80.00%     56.37%    100.00%
3.00%                    1,896     244,257,894      81.18      6.581        647       128,828       78.38      88.86      93.97
N/A                        472      55,852,313      18.56      6.804        667       118,331       76.99      93.74      94.22
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,374    $300,873,008     100.00%     6.622%       651      $126,737       78.13%     89.68%     94.03%
=================================================================================================================================

                          Distribution by Periodic Cap

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Periodic Cap          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1.00%                    1,902    $245,020,695      81.44%     6.581%       647      $128,823       78.39%     88.76%     93.98%
N/A                        472      55,852,313      18.56      6.804        667       118,331       76.99      93.74      94.22
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,374    $300,873,008     100.00%     6.622%       651      $126,737       78.13%     89.68%     94.03%
=================================================================================================================================

                      Distribution by Months to Rate Reset

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
  Months To             Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Rate Reset           of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1 - 12                       6        $762,801       0.25%     6.635%       676      $127,134       80.00%     56.37%    100.00%
13 - 24                  1,343     172,493,908      57.33      6.633        644       128,439       78.59      88.51      93.23
25 - 36                    517      67,442,808      22.42      6.452        654       130,450       77.78      89.61      95.85
49 & Above                  36       4,321,177       1.44      6.525        673       120,033       79.32      91.21      93.98
N/A                        472      55,852,313      18.56      6.804        667       118,331       76.99      93.74      94.22
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,374    $300,873,008     100.00%     6.622%       651      $126,737       78.13%     89.68%     94.03%
=================================================================================================================================

                      Distribution by Lifetime Maximum Rate

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
    Lifetime            Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Maximum Rate         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
11.99% & Below             292     $43,039,200      14.30%     5.686%       674      $147,395       75.38%     96.91%     97.45%
12.00 - 12.49%             395      53,913,415      17.92      6.238        661       136,490       78.28      90.41      95.22
12.50 - 12.99%             776      99,519,169      33.08      6.708        641       128,246       78.70      86.71      93.20
13.00 - 13.49%             277      31,474,750      10.46      7.192        625       113,627       79.32      85.26      92.53
13.50 - 13.99%              67       7,570,622       2.52      7.686        607       112,994       80.18      78.35      93.70
14.00 - 14.49%              61       6,360,798       2.11      8.132        613       104,275       84.74      87.06      89.47
14.50 - 14.99%              25       2,662,558       0.88      8.704        607       106,502       84.67      77.30      77.78
15.00 - 15.49%               8         409,047       0.14      9.188        628        51,131       88.00      90.84      47.87
15.50 - 15.99%               1          71,136       0.02      9.875        602        71,136       80.00       0.00     100.00
N/A                        472      55,852,313      18.56      6.804        667       118,331       76.99      93.74      94.22
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,374    $300,873,008     100.00%     6.622%       651      $126,737       78.13%     89.68%     94.03%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Aggregate Mortgage Loans

                             Distribution by Margin

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Margin             of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                3        $453,342       0.15%     6.037%       674      $151,114       75.81%    100.00%    100.00%
5.00 - 5.49%               999     139,249,349      46.28      6.259        649       139,389       77.38      91.17      93.27
5.50 - 5.99%               593      73,699,267      24.50      6.809        648       124,282       79.49      84.79      95.31
6.00 - 6.49%               226      23,730,755       7.89      7.234        644       105,003       79.51      87.29      95.86
6.50 - 6.99%                65       6,406,722       2.13      8.051        620        98,565       81.29      85.95      94.28
7.00 - 7.49%                16       1,481,261       0.49      8.867        622        92,579       88.06      91.42      62.49
N/A                        472      55,852,313      18.56      6.804        667       118,331       76.99      93.74      94.22
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,374    $300,873,008     100.00%     6.622%       651      $126,737       78.13%     89.68%     94.03%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I Adjustable Rate Mortgage Loans

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                       $245,020,695
Number of Mortgage Loans:                                                 1,902
Average Scheduled Principal Balance:                                   $128,823
Weighted Average Gross Coupon:                                           6.581%
Weighted Average Net Coupon: (2)                                         6.071%
Weighted Average Current FICO Score:                                        647
Weighted Average Original LTV Ratio:                                     78.39%
Weighted Average Combined Original LTV Ratio:                            78.39%
Weighted Average Stated Remaining Term (months):                            359
Weighted Average Seasoning(months):                                           1
Weighted Average Months to Roll: (3)                                         27
Weighted Average Gross Margin: (3)                                        5.43%
Weighted Average Initial Rate Cap: (3)                                    3.00%
Weighted Average Periodic Rate Cap: (3)                                   1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                        12.58%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.


                    Distribution by Current Principal Balance

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
 Current Principal      Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
      Balance          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             41      $1,750,915       0.71%     7.400%       645       $42,705       77.08%     85.84%     71.11%
$50,001 - $75,000          201      13,054,951       5.33      6.932        641        64,950       79.60      88.72      93.80
$75,001 - $100,000         377      33,414,824      13.64      6.692        649        88,633       79.12      85.33      96.52
$100,001 - $125,000        428      48,013,592      19.60      6.606        648       112,181       79.26      88.05      97.14
$125,001 - $150,000        455      62,285,392      25.42      6.561        649       136,891       78.98      86.91      97.61
$150,001 - $200,000        190      31,898,205      13.02      6.558        648       167,885       77.93      89.45      92.36
$200,001 - $250,000        111      24,795,794      10.12      6.401        645       223,386       75.65      94.80      85.67
$250,001 - $300,000         58      16,101,913       6.57      6.367        639       277,619       77.55      91.50      89.87
$300,001 - $350,000         36      11,774,654       4.81      6.488        645       327,074       76.73      94.50      88.96
$350,001 - $400,000          4       1,450,859       0.59      6.570        663       362,715       77.10      75.33     100.00
$400,001 & Above             1         479,597       0.20      6.875        686       479,597       80.00     100.00       0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,902    $245,020,695     100.00%     6.581%       647      $128,823       78.39%     88.76%     93.98%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I Adjustable Rate Mortgage Loans

                          Distribution by Current Rate

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Current Rate          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               14      $1,991,399       0.81%     4.949%       707      $142,243       74.22%    100.00%    100.00%
5.00 - 5.49%                39       5,753,830       2.35      5.284        682       147,534       72.92      97.74     100.00
5.50 - 5.99%               239      35,293,971      14.40      5.793        671       147,674       75.85      96.60      96.90
6.00 - 6.49%               395      53,913,415      22.00      6.238        661       136,490       78.28      90.41      95.22
6.50 - 6.99%               776      99,519,169      40.62      6.708        641       128,246       78.70      86.71      93.20
7.00 - 7.49%               277      31,474,750      12.85      7.192        625       113,627       79.32      85.26      92.53
7.50 - 7.99%                67       7,570,622       3.09      7.686        607       112,994       80.18      78.35      93.70
8.00 - 8.49%                61       6,360,798       2.60      8.132        613       104,275       84.74      87.06      89.47
8.50 - 8.99%                25       2,662,558       1.09      8.704        607       106,502       84.67      77.30      77.78
9.00% & Above                9         480,183       0.20      9.290        624        53,354       86.81      77.38      55.59
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,902    $245,020,695     100.00%     6.581%       647      $128,823       78.39%     88.76%     93.98%
=================================================================================================================================

                          Distribution by Credit Score

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Credit Score          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
740 & Above                 84     $10,020,540       4.09%     6.145%       765      $119,292       78.22%     82.91%     82.18%
720 - 739                   79       9,286,797       3.79      6.179        728       117,554       78.48      69.52      92.31
700 - 719                  107      12,938,416       5.28      6.226        708       120,920       78.06      70.81      93.51
680 - 699                  150      20,503,165       8.37      6.358        688       136,688       79.06      78.93      84.23
660 - 679                  221      29,403,914      12.00      6.357        669       133,049       78.83      81.08      86.55
640 - 659                  318      43,198,065      17.63      6.458        649       135,843       78.29      85.84      96.00
620 - 639                  353      45,522,110      18.58      6.620        629       128,958       78.18      98.22      97.94
600 - 619                  338      43,713,121      17.84      6.753        609       129,329       77.58      97.60      96.98
580 - 599                  252      30,434,567      12.42      7.235        589       120,772       79.28      95.51      99.25
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,902    $245,020,695     100.00%     6.581%       647      $128,823       78.39%     88.76%     93.98%
==================================================================================================================================

                              Distribution by Lien

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
     Lien              of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1                        1,902    $245,020,695     100.00%     6.581%       647      $128,823       78.39%     88.76%     93.98%
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,902    $245,020,695     100.00%     6.581%       647      $128,823       78.39%     88.76%     93.98%
=================================================================================================================================

                      Distribution by Combined Original LTV

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
    Combined            Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Original LTV         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              63      $8,934,275       3.65%     6.318%       643      $141,814       50.37%     95.64%     88.58%
60.01 - 70.00%              81      13,980,249       5.71      6.310        640       172,596       65.66      89.53      93.46
70.01 - 80.00%           1,625     205,160,628      83.73      6.537        649       126,253       79.63      87.48      94.89
80.01 - 85.00%              28       3,596,951       1.47      7.173        613       128,463       84.16     100.00      93.53
85.01 - 90.00%             105      13,348,593       5.45      7.559        634       127,129       89.76     100.00      84.43
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,902    $245,020,695     100.00%     6.581%       647      $128,823       78.39%     88.76%     93.98%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I Adjustable Rate Mortgage Loans

                          Distribution by Original LTV

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Original LTV         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              63      $8,934,275       3.65%     6.318%       643      $141,814       50.37%     95.64%     88.58%
60.01 - 70.00%              81      13,980,249       5.71      6.310        640       172,596       65.66      89.53      93.46
70.01 - 80.00%           1,625     205,160,628      83.73      6.537        649       126,253       79.63      87.48      94.89
80.01 - 85.00%              28       3,596,951       1.47      7.173        613       128,463       84.16     100.00      93.53
85.01 - 90.00%             105      13,348,593       5.45      7.559        634       127,129       89.76     100.00      84.43
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,902    $245,020,695     100.00%     6.581%       647      $128,823       78.39%     88.76%     93.98%
=================================================================================================================================

                          Distribution by Documentation

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Documentation         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Full                     1,672    $217,474,620      88.76%     6.549%       643      $130,069       78.37%    100.00%     94.09%
Stated                     230      27,546,075      11.24      6.831        677       119,766       78.51       0.00      93.14
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,902    $245,020,695     100.00%     6.581%       647      $128,823       78.39%     88.76%     93.98%
=================================================================================================================================

                             Distribution by Purpose

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Purpose            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Purchase                 1,317    $143,836,678      58.70%     6.609%       651      $109,215       79.97%     85.07%     94.40%
Cashout Refi               512      89,164,106      36.39      6.540        641       174,149       76.09      94.02      92.91
Rate/term Refi              73      12,019,912       4.91      6.546        642       164,656       76.49      93.88      96.98
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,902    $245,020,695     100.00%     6.581%       647      $128,823       78.39%     88.76%     93.98%
=================================================================================================================================

                            Distribution by Occupancy

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Occupancy          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           1,799    $230,282,559      93.98%     6.562%       645      $128,006       78.45%     88.86%    100.00%
Non Owner                   94      12,928,632       5.28      6.943        678       137,539       77.40      92.10       0.00
Second Home                  9       1,809,504       0.74      6.397        668       201,056       77.65      52.10       0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,902    $245,020,695     100.00%     6.581%       647      $128,823       78.39%     88.76%     93.98%
=================================================================================================================================

                          Distribution by Property Type

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Property Type      of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Single Family            1,434    $180,113,218      73.51%     6.584%       645      $125,602       78.46%     89.18%     95.92%
PUD                        252      36,508,583      14.90      6.542        646       144,875       78.35      89.92      91.85
Condo                      166      20,376,151       8.32      6.525        665       122,748       79.22      86.70      92.68
2-4 Family                  50       8,022,743       3.27      6.841        662       160,455       74.89      79.26      63.58
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,902    $245,020,695     100.00%     6.581%       647      $128,823       78.39%     88.76%     93.98%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I Adjustable Rate Mortgage Loans

                              Distribution by State

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    State              of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
CA                         141     $30,659,601      12.51%     6.198%       654      $217,444       73.44%     97.06%     84.17%
UT                         154      19,229,209       7.85      6.428        654       124,865       80.44      89.24      99.09
FL                         117      16,338,607       6.67      6.770        641       139,646       76.87      87.82      95.24
TX                         144      14,799,149       6.04      6.714        650       102,772       79.95      79.42      96.26
IL                         103      12,950,321       5.29      6.756        646       125,731       78.85      76.50      94.47
OR                          90      12,006,401       4.90      6.419        654       133,404       79.60      90.24      94.12
WA                          73      10,692,902       4.36      6.428        652       146,478       79.59      90.50      93.21
MI                          96      10,682,778       4.36      6.763        646       111,279       80.26      88.23      96.78
OH                         104       9,808,279       4.00      6.640        640        94,310       80.02      86.59      98.71
GA                          76       8,798,480       3.59      6.532        644       115,769       79.83      96.05      98.90
Other                      804      99,054,968      40.43      6.670        644       123,203       78.71      88.50      94.28
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,902    $245,020,695     100.00%     6.581%       647      $128,823       78.39%     88.76%     93.98%
=================================================================================================================================

                               Distribution by Zip

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
     Zip               of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
84088                        8      $1,201,817       0.49%     6.648%       631      $150,227       80.19%    100.00%    100.00%
89030                        5       1,052,600       0.43      6.870        668       210,520       75.64     100.00      12.92
84118                        8         898,148       0.37      6.498        660       112,269       78.98      89.68     100.00
84043                        7         883,606       0.36      6.420        658       126,229       80.00      71.23     100.00
98271                        4         756,263       0.31      6.244        623       189,066       78.80     100.00     100.00
89129                        3         755,772       0.31      6.369        645       251,924       80.00      66.69      66.69
84404                        6         681,964       0.28      7.039        636       113,661       84.91      91.44     100.00
84015                        6         650,014       0.27      6.373        642       108,336       80.00     100.00     100.00
97301                        6         647,092       0.26      6.623        652       107,849       79.99      71.34     100.00
92345                        3         635,558       0.26      6.427        629       211,853       75.94     100.00     100.00
Other                    1,846     236,857,860      96.67      6.582        647       128,309       78.36      88.73      94.27
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,902    $245,020,695     100.00%     6.581%       647      $128,823       78.39%     88.76%     93.98%
=================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
  Remaining                                       Pool By      Avg.        Avg.        Avg.       Combined                Pct.
  Months To             Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
   Maturity            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
241 - 360                1,902    $245,020,695     100.00%     6.581%       647      $128,823       78.39%     88.76%     93.98%
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,902    $245,020,695     100.00%     6.581%       647      $128,823       78.39%     88.76%     93.98%
=================================================================================================================================

                        Distribution by Amortization Type

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
   Amortization         Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
       Type            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1 YR ARM                     6        $762,801       0.31%     6.635%       676      $127,134       80.00%     56.37%    100.00%
2 YR ARM                   838      97,386,153      39.75      6.756        643       116,213       79.38      80.89      93.04
2 YR ARM IO                505      75,107,755      30.65      6.472        644       148,728       77.57      98.39      93.47
3 YR ARM                   255      30,177,497      12.32      6.601        651       118,343       78.34      77.10      95.76
3 YR ARM IO                262      37,265,311      15.21      6.332        656       142,234       77.33      99.74      95.93
5 YR ARM                    36       4,321,177       1.76      6.525        673       120,033       79.32      91.21      93.98
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,902    $245,020,695     100.00%     6.581%       647      $128,823       78.39%     88.76%     93.98%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I Adjustable Rate Mortgage Loans

                      Distribution by Initial Periodic Cap

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
   Initial              Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Periodic Cap          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
2.00%                        6        $762,801       0.31%     6.635%       676      $127,134       80.00%     56.37%    100.00%
3.00%                    1,896     244,257,894      99.69      6.581        647       128,828       78.38      88.86      93.97
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,902    $245,020,695     100.00%     6.581%       647      $128,823       78.39%     88.76%     93.98%
=================================================================================================================================

                          Distribution by Periodic Cap

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Periodic Cap          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1.00%                    1,902    $245,020,695     100.00%     6.581%       647      $128,823       78.39%     88.76%     93.98%
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,902    $245,020,695     100.00%     6.581%       647      $128,823       78.39%     88.76%     93.98%
=================================================================================================================================

                      Distribution by Months to Rate Reset

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
  Months To             Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Rate Reset           of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1 - 12                       6        $762,801       0.31%     6.635%       676      $127,134       80.00%     56.37%    100.00%
13 - 24                  1,343     172,493,908      70.40      6.633        644       128,439       78.59      88.51      93.23
25 - 36                    517      67,442,808      27.53      6.452        654       130,450       77.78      89.61      95.85
49 & Above                  36       4,321,177       1.76      6.525        673       120,033       79.32      91.21      93.98
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,902    $245,020,695     100.00%     6.581%       647      $128,823       78.39%     88.76%     93.98%
=================================================================================================================================

                      Distribution by Lifetime Maximum Rate

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
    Lifetime            Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Maximum Rate         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
11.99% & Below             292     $43,039,200      17.57%     5.686%       674      $147,395       75.38%     96.91%     97.45%
12.00 - 12.49%             395      53,913,415      22.00      6.238        661       136,490       78.28      90.41      95.22
12.50 - 12.99%             776      99,519,169      40.62      6.708        641       128,246       78.70      86.71      93.20
13.00 - 13.49%             277      31,474,750      12.85      7.192        625       113,627       79.32      85.26      92.53
13.50 - 13.99%              67       7,570,622       3.09      7.686        607       112,994       80.18      78.35      93.70
14.00 - 14.49%              61       6,360,798       2.60      8.132        613       104,275       84.74      87.06      89.47
14.50 - 14.99%              25       2,662,558       1.09      8.704        607       106,502       84.67      77.30      77.78
15.00 - 15.49%               8         409,047       0.17      9.188        628        51,131       88.00      90.84      47.87
15.50 - 15.99%               1          71,136       0.03      9.875        602        71,136       80.00       0.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,902    $245,020,695     100.00%     6.581%       647      $128,823       78.39%     88.76%     93.98%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I Adjustable Rate Mortgage Loans

                             Distribution by Margin

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Margin             of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                3        $453,342       0.19%     6.037%       674      $151,114       75.81%    100.00%    100.00%
5.00 - 5.49%               999     139,249,349      56.83      6.259        649       139,389       77.38      91.17      93.27
5.50 - 5.99%               593      73,699,267      30.08      6.809        648       124,282       79.49      84.79      95.31
6.00 - 6.49%               226      23,730,755       9.69      7.234        644       105,003       79.51      87.29      95.86
6.50 - 6.99%                65       6,406,722       2.61      8.051        620        98,565       81.29      85.95      94.28
7.00 - 7.49%                16       1,481,261       0.60      8.867        622        92,579       88.06      91.42      62.49
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,902    $245,020,695     100.00%     6.581%       647      $128,823       78.39%     88.76%     93.98%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Fixed Rate Mortgage Loans

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                        $55,852,313
Number of Mortgage Loans:                                                   472
Average Scheduled Principal Balance:                                   $118,331
Weighted Average Gross Coupon:                                           6.804%
Weighted Average Net Coupon: (2)                                         6.294%
Weighted Average Current FICO Score:                                        667
Weighted Average Original LTV Ratio:                                     76.99%
Weighted Average Combined Original LTV Ratio:                            76.99%
Weighted Average Stated Remaining Term (months):                            349
Weighted Average Seasoning(months):                                           1

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.


                    Distribution by Current Principal Balance

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
 Current Principal      Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
      Balance          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             36      $1,502,846       2.69%     7.976%       648       $41,746       80.01%     85.69%     63.78%
$50,001 - $75,000           84       5,335,400       9.55      7.244        656        63,517       78.01      92.62      89.67
$75,001 - $100,000         105       9,217,303      16.50      7.094        664        87,784       77.16      90.17      95.24
$100,001 - $125,000         92      10,307,178      18.45      6.938        675       112,035       75.60      84.88      93.61
$125,001 - $150,000         50       6,915,793      12.38      6.731        665       138,316       78.64      97.98     100.00
$150,001 - $200,000         57       9,912,444      17.75      6.521        667       173,903       77.26     100.00      98.40
$200,001 - $250,000         23       5,126,771       9.18      6.449        679       222,903       79.01     100.00      95.71
$250,001 - $300,000         13       3,597,065       6.44      6.362        660       276,697       72.47      92.19      91.88
$300,001 - $350,000          9       2,870,405       5.14      6.257        677       318,934       73.75     100.00     100.00
$350,001 - $400,000          3       1,067,107       1.91      6.917        662       355,702       80.52     100.00      65.82
---------------------------------------------------------------------------------------------------------------------------------
Total:                     472     $55,852,313     100.00%     6.804%       667      $118,331       76.99%     93.74%     94.22%
=================================================================================================================================

                          Distribution by Current Rate

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Current Rate          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                7      $1,010,348       1.81%     4.969%       729      $144,335       63.55%    100.00%     88.93%
5.00 - 5.49%                22       3,211,327       5.75      5.328        712       145,969       68.79     100.00     100.00
5.50 - 5.99%                56       8,355,859      14.96      5.784        704       149,212       74.59     100.00     100.00
6.00 - 6.49%                54       8,052,929      14.42      6.258        689       149,128       77.60     100.00      95.08
6.50 - 6.99%               103      13,311,552      23.83      6.753        664       129,238       76.61      97.19      93.62
7.00 - 7.49%                76       7,995,831      14.32      7.222        644       105,208       77.34      93.84      96.73
7.50 - 7.99%                77       7,529,958      13.48      7.674        640        97,792       79.37      80.14      91.64
8.00 - 8.49%                42       3,636,206       6.51      8.205        626        86,576       81.73      77.69      90.61
8.50 - 8.99%                28       2,431,108       4.35      8.621        628        86,825       85.11      88.79      76.84
9.00% & Above                7         317,194       0.57      9.288        632        45,313       83.89      84.88      76.46
---------------------------------------------------------------------------------------------------------------------------------
Total:                     472     $55,852,313     100.00%     6.804%       667      $118,331       76.99%     93.74%     94.22%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Fixed Rate Mortgage Loans

                          Distribution by Credit Score

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Credit Score          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
740 & Above                 54      $6,281,235      11.25%     6.029%       770      $116,319       72.96%     95.01%     93.90%
720 - 739                   24       2,595,630       4.65      6.427        729       108,151       78.61      89.82      98.34
700 - 719                   38       4,565,279       8.17      6.303        708       120,139       76.59      87.98      89.70
680 - 699                   42       6,203,597      11.11      6.383        689       147,705       77.06      91.99      93.98
660 - 679                   68       8,989,692      16.10      6.497        669       132,201       76.83      94.92      91.07
640 - 659                   91      10,821,031      19.37      6.976        648       118,912       78.11      91.98      92.54
620 - 639                   53       6,685,770      11.97      7.390        629       126,147       76.73      98.69      98.46
600 - 619                   51       4,198,126       7.52      7.643        608        82,316       77.74      97.33      99.12
580 - 599                   51       5,511,952       9.87      7.566        589       108,077       78.84      93.73      96.22
---------------------------------------------------------------------------------------------------------------------------------
Total:                     472     $55,852,313     100.00%     6.804%       667      $118,331       76.99%     93.74%     94.22%
=================================================================================================================================

                              Distribution by Lien

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
     Lien              of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1                          472     $55,852,313     100.00%     6.804%       667      $118,331       76.99%     93.74%     94.22%
---------------------------------------------------------------------------------------------------------------------------------
Total:                     472     $55,852,313     100.00%     6.804%       667      $118,331       76.99%     93.74%     94.22%
=================================================================================================================================

                      Distribution by Combined Original LTV

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
    Combined            Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Original LTV         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              31      $3,782,214       6.77%     6.142%       674      $122,007       48.39%     93.87%     93.23%
60.01 - 70.00%              35       4,913,680       8.80      6.372        679       140,391       66.54      97.50      95.49
70.01 - 80.00%             331      38,487,200      68.91      6.773        668       116,276       78.83      91.84      94.39
80.01 - 85.00%              27       3,536,569       6.33      7.037        675       130,984       83.93     100.00      97.51
85.01 - 90.00%              48       5,132,650       9.19      7.773        642       106,930       89.43     100.00      90.22
---------------------------------------------------------------------------------------------------------------------------------
Total:                     472     $55,852,313     100.00%     6.804%       667      $118,331       76.99%     93.74%     94.22%
=================================================================================================================================

                          Distribution by Original LTV

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Original LTV         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              31      $3,782,214       6.77%     6.142%       674      $122,007       48.39%     93.87%     93.23%
60.01 - 70.00%              35       4,913,680       8.80      6.372        679       140,391       66.54      97.50      95.49
70.01 - 80.00%             331      38,487,200      68.91      6.773        668       116,276       78.83      91.84      94.39
80.01 - 85.00%              27       3,536,569       6.33      7.037        675       130,984       83.93     100.00      97.51
85.01 - 90.00%              48       5,132,650       9.19      7.773        642       106,930       89.43     100.00      90.22
---------------------------------------------------------------------------------------------------------------------------------
Total:                     472     $55,852,313     100.00%     6.804%       667      $118,331       76.99%     93.74%     94.22%
=================================================================================================================================

                          Distribution by Documentation

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Documentation         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Full                       435     $52,358,546      93.74%     6.743%       667      $120,364       77.05%    100.00%     94.30%
Stated                      37       3,493,767       6.26      7.722        675        94,426       76.04       0.00      92.98
---------------------------------------------------------------------------------------------------------------------------------
Total:                     472     $55,852,313     100.00%     6.804%       667      $118,331       76.99%     93.74%     94.22%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Fixed Rate Mortgage Loans

                             Distribution by Purpose

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Purpose            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Cashout Refi               204     $28,313,292      50.69%     6.666%       667      $138,791       75.11%     97.61%     93.36%
Purchase                   214      19,460,919      34.84      7.064        669        90,939       79.44      85.94      93.25
Rate/term Refi              54       8,078,101      14.46      6.660        663       149,594       77.65      98.97      99.57
---------------------------------------------------------------------------------------------------------------------------------
Total:                     472     $55,852,313     100.00%     6.804%       667      $118,331       76.99%     93.74%     94.22%
=================================================================================================================================

                            Distribution by Occupancy

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Occupancy          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Owner Occupied             434     $52,624,601      94.22%     6.765%       667      $121,255       77.09%     93.83%    100.00%
Non Owner                   31       2,435,504       4.36      7.657        672        78,565       76.04      91.54       0.00
Second Home                  7         792,207       1.42      6.759        692       113,172       73.30      95.08       0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                     472     $55,852,313     100.00%     6.804%       667      $118,331       76.99%     93.74%     94.22%
=================================================================================================================================

                          Distribution by Property Type

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Property Type      of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Single Family              362     $41,167,715      73.71%     6.823%       667      $113,723       77.63%     94.66%     94.26%
PUD                         75      10,655,995      19.08      6.731        668       142,080       75.32      90.35      97.86
Condo                       22       2,498,141       4.47      6.790        666       113,552       78.36      93.66     100.00
2-4 Family                  12       1,414,667       2.53      6.823        680       117,889       68.22      92.23      55.09
Manufactured Housing         1         115,795       0.21      6.625        674       115,795       80.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                     472     $55,852,313     100.00%     6.804%       667      $118,331       76.99%     93.74%     94.22%
=================================================================================================================================

                              Distribution by State

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    State              of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
TX                          76      $6,863,530      12.29%     7.264%       670       $90,310       79.93%     80.46%     94.43%
CA                          31       6,605,395      11.83      6.168        677       213,077       68.04      98.34      92.81
FL                          31       4,700,931       8.42      6.717        662       151,643       75.19     100.00      95.61
AZ                          20       3,395,304       6.08      6.094        675       169,765       76.02     100.00     100.00
IL                          22       2,643,788       4.73      6.988        642       120,172       77.61     100.00     100.00
OH                          29       2,509,412       4.49      7.595        664        86,531       80.60      92.39      82.49
TN                          28       2,436,271       4.36      7.471        649        87,010       78.41      85.23      83.22
GA                          19       1,966,355       3.52      7.307        640       103,492       76.09      86.12      87.22
NY                          20       1,960,885       3.51      7.224        657        98,044       82.87      90.39      90.38
OR                          16       1,852,515       3.32      6.581        688       115,782       76.85     100.00      78.47
Other                      180      20,917,926      37.45      6.726        671       116,211       78.27      95.07      97.72
---------------------------------------------------------------------------------------------------------------------------------
Total:                     472     $55,852,313     100.00%     6.804%       667      $118,331       76.99%     93.74%     94.22%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Fixed Rate Mortgage Loans

                               Distribution by Zip

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
     Zip               of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
32712                        4        $631,463       1.13%     6.895%       647      $157,866       73.33%    100.00%    100.00%
38125                        3         467,725       0.84      7.520        636       155,908       75.99     100.00      37.52
64064                        2         444,379       0.80      6.270        672       222,190       82.24     100.00     100.00
94603                        1         364,693       0.65      6.875        660       364,693       73.00     100.00       0.00
92345                        2         362,945       0.65      6.355        644       181,472       75.14     100.00     100.00
33594                        1         351,739       0.63      7.500        629       351,739       80.00     100.00     100.00
92346                        1         350,675       0.63      6.375        696       350,675       88.86     100.00     100.00
95301                        1         343,657       0.62      5.999        693       343,657       80.00     100.00     100.00
91761                        1         334,658       0.60      5.875        684       334,658       76.14     100.00     100.00
32725                        2         325,678       0.58      6.904        686       162,839       77.43     100.00     100.00
Other                      454      51,874,700      92.88      6.812        668       114,261       76.92      93.26      95.04
---------------------------------------------------------------------------------------------------------------------------------
Total:                     472     $55,852,313     100.00%     6.804%       667      $118,331       76.99%     93.74%     94.22%
=================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
  Remaining                                       Pool By      Avg.        Avg.        Avg.       Combined                Pct.
  Months To             Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
   Maturity            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1 - 180                     30      $2,856,731       5.11%     6.222%       699       $95,224       71.22%     97.26%     92.91%
181 - 240                    1         121,766       0.22      6.990        687       121,766       77.71     100.00     100.00
241 - 360                  441      52,873,816      94.67      6.835        665       119,895       77.30      93.54      94.28
---------------------------------------------------------------------------------------------------------------------------------
Total:                     472     $55,852,313     100.00%     6.804%       667      $118,331       76.99%     93.74%     94.22%
=================================================================================================================================

                        Distribution by Amortization Type

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
   Amortization         Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
       Type            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
15 Yr Fixed                 30      $2,856,731       5.11%     6.222%       699       $95,224       71.22%     97.26%     92.91%
30 Yr Fixed                441      52,896,082      94.71      6.836        665       119,946       77.29      93.54      94.28
30 YR FIXED IO               1          99,500       0.18      6.375        747        99,500       79.98     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                     472     $55,852,313     100.00%     6.804%       667      $118,331       76.99%     93.74%     94.22%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group II Aggregate Mortgage Loans

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                       $452,494,438
Number of Mortgage Loans:                                                 2,122
Average Scheduled Principal Balance:                                   $213,240
Weighted Average Gross Coupon:                                           6.526%
Weighted Average Net Coupon: (2)                                         6.016%
Weighted Average Current FICO Score:                                        661
Weighted Average Original LTV Ratio:                                     79.65%
Weighted Average Combined Original LTV Ratio:                            79.65%
Weighted Average Stated Remaining Term (months):                            359
Weighted Average Seasoning(months):                                           1
Weighted Average Months to Roll: (3)                                         26
Weighted Average Gross Margin: (3)                                        5.40%
Weighted Average Initial Rate Cap: (3)                                    2.99%
Weighted Average Periodic Rate Cap: (3)                                   1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                        12.50%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.


                    Distribution by Current Principal Balance

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
 Current Principal      Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
      Balance          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             47      $1,870,688       0.41%     7.689%       642       $39,802       77.29%     89.52%     61.47%
$50,001 - $75,000          143       9,133,964       2.02      7.369        642        63,874       78.71      87.95      89.00
$75,001 - $100,000         150      13,243,846       2.93      7.301        635        88,292       79.40      85.34      93.61
$100,001 - $125,000        138      15,454,858       3.42      7.423        624       111,992       81.10      83.26      97.07
$125,001 - $150,000        102      13,941,122       3.08      7.265        629       136,678       80.48      89.12      96.03
$150,001 - $200,000        530      92,901,972      20.53      6.608        655       175,287       79.77      84.82      99.12
$200,001 - $250,000        372      83,252,284      18.40      6.425        663       223,796       80.13      84.43      98.68
$250,001 - $300,000        206      56,440,133      12.47      6.500        666       273,981       79.98      85.30      98.03
$300,001 - $350,000        141      45,522,111      10.06      6.249        669       322,852       79.46      87.64      98.60
$350,001 - $400,000        138      51,620,881      11.41      6.260        672       374,064       78.88      89.13      94.16
$400,001 & Above           155      69,112,578      15.27      6.298        670       445,888       79.11      85.71      97.53
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,122    $452,494,438     100.00%     6.526%       661      $213,240       79.65%     85.90%     97.36%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group II Aggregate Mortgage Loans

                          Distribution by Current Rate

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Current Rate          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               12      $3,336,382       0.74%     4.933%       694      $278,032       79.43%    100.00%    100.00%
5.00 - 5.49%                50      13,820,416       3.05      5.308        701       276,408       79.09     100.00     100.00
5.50 - 5.99%               385     106,719,238      23.58      5.792        688       277,193       79.09      93.03     100.00
6.00 - 6.49%               400      99,637,345      22.02      6.220        675       249,093       79.30      89.02      99.07
6.50 - 6.99%               464     110,548,417      24.43      6.709        653       238,251       79.16      80.26      98.66
7.00 - 7.49%               372      58,673,731      12.97      7.175        629       157,725       80.47      81.03      94.62
7.50 - 7.99%               375      51,645,976      11.41      7.660        626       137,723       80.96      77.89      90.51
8.00 - 8.49%                49       6,114,048       1.35      8.152        618       124,776       84.10      83.18      78.44
8.50 - 8.99%                15       1,998,885       0.44      8.575        600       133,259       87.23      98.31      91.02
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,122    $452,494,438     100.00%     6.526%       661      $213,240       79.65%     85.90%     97.36%
=================================================================================================================================

                          Distribution by Credit Score

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Credit Score          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
740 & Above                144     $33,211,261       7.34%     6.156%       765      $230,634       78.54%     77.51%     97.15%
720 - 739                  110      27,460,445       6.07      6.174        728       249,640       79.87      77.68      97.21
700 - 719                  142      35,069,450       7.75      6.064        709       246,968       79.78      85.24      97.69
680 - 699                  212      52,513,892      11.61      6.190        689       247,707       79.63      77.92      95.81
660 - 679                  286      68,019,904      15.03      6.309        669       237,832       79.70      81.49      96.63
640 - 659                  346      76,158,734      16.83      6.519        649       220,112       79.40      79.54      96.73
620 - 639                  288      58,362,604      12.90      6.701        629       202,648       79.92      97.52      96.80
600 - 619                  291      56,302,495      12.44      6.912        609       193,479       79.53      96.27      99.00
580 - 599                  303      45,395,654      10.03      7.386        589       149,821       80.44      96.18      99.92
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,122    $452,494,438     100.00%     6.526%       661      $213,240       79.65%     85.90%     97.36%
=================================================================================================================================

                              Distribution by Lien

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
     Lien              of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1                        2,122    $452,494,438     100.00%     6.526%       661      $213,240       79.65%     85.90%     97.36%
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,122    $452,494,438     100.00%     6.526%       661      $213,240       79.65%     85.90%     97.36%
=================================================================================================================================

                      Distribution by Combined Original LTV

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
    Combined            Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Original LTV         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              34      $6,155,283       1.36%     6.396%       677      $181,038       48.08%     88.26%     93.67%
60.01 - 70.00%              46      11,198,123       2.47      6.632        643       243,437       67.45      84.29      90.74
70.01 - 80.00%           1,862     405,753,731      89.67      6.462        663       217,913       79.84      85.15      98.74
80.01 - 85.00%              45       7,665,758       1.69      7.146        648       170,350       84.37      99.06      89.06
85.01 - 90.00%             134      21,563,642       4.77      7.483        637       160,923       89.74      95.26      78.64
95.01 - 100.00%              1         157,902       0.03      8.375        584       157,902      100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,122    $452,494,438     100.00%     6.526%       661      $213,240       79.65%     85.90%     97.36%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group II Aggregate Mortgage Loans

                          Distribution by Original LTV

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Original LTV         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              34      $6,155,283       1.36%     6.396%       677      $181,038       48.08%     88.26%     93.67%
60.01 - 70.00%              46      11,198,123       2.47      6.632        643       243,437       67.45      84.29      90.74
70.01 - 80.00%           1,862     405,753,731      89.67      6.462        663       217,913       79.84      85.15      98.74
80.01 - 85.00%              45       7,665,758       1.69      7.146        648       170,350       84.37      99.06      89.06
85.01 - 90.00%             134      21,563,642       4.77      7.483        637       160,923       89.74      95.26      78.64
95.01 - 100.00%              1         157,902       0.03      8.375        584       157,902      100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,122    $452,494,438     100.00%     6.526%       661      $213,240       79.65%     85.90%     97.36%
=================================================================================================================================

                          Distribution by Documentation

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Documentation         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Full                     1,821    $388,681,911      85.90%     6.477%       657      $213,444       79.71%    100.00%     97.28%
Stated                     301      63,812,528      14.10      6.823        683       212,002       79.34       0.00      97.82
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,122    $452,494,438     100.00%     6.526%       661      $213,240       79.65%     85.90%     97.36%
=================================================================================================================================

                             Distribution by Purpose

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Purpose            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Purchase                 1,792    $381,075,666      84.22%     6.479%       664      $212,654       80.00%     84.91%     97.97%
Cashout Refi               294      65,472,459      14.47      6.791        644       222,695       78.47      90.98      93.75
Rate/term Refi              36       5,946,313       1.31      6.610        673       165,175       70.34      93.48      97.48
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,122    $452,494,438     100.00%     6.526%       661      $213,240       79.65%     85.90%     97.36%
=================================================================================================================================

                            Distribution by Occupancy

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Occupancy          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           2,041    $440,531,284      97.36%     6.502%       661      $215,841       79.60%     85.83%    100.00%
Non Owner                   70       9,956,289       2.20      7.418        678       142,233       80.76      89.80       0.00
Second Home                 11       2,006,865       0.44      7.402        652       182,442       85.61      81.40       0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,122    $452,494,438     100.00%     6.526%       661      $213,240       79.65%     85.90%     97.36%
=================================================================================================================================

                          Distribution by Property Type

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Property Type      of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Single Family            1,434    $290,794,760      64.26%     6.552%       659      $202,786       79.63%     85.69%     97.30%
PUD                        424      99,390,988      21.97      6.529        654       234,413       79.46      89.77      97.43
Condo                      183      41,289,857       9.12      6.336        683       225,628       80.05      83.85      98.67
2-4 Family                  81      21,018,834       4.65      6.525        677       259,492       80.13      74.47      95.14
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,122    $452,494,438     100.00%     6.526%       661      $213,240       79.65%     85.90%     97.36%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group II Aggregate Mortgage Loans

                              Distribution by State

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    State              of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
CA                         474    $147,813,185      32.67%     6.177%       675      $311,842       78.84%     89.95%     97.75%
FL                         125      27,098,379       5.99      6.863        652       216,787       79.99      79.13      95.21
NY                          77      21,395,494       4.73      6.563        679       277,864       80.27      65.59      97.21
IL                         120      21,363,457       4.72      6.930        662       178,029       80.70      65.77      95.72
WA                          93      19,644,400       4.34      6.299        653       211,230       79.95      94.06     100.00
OR                          82      17,180,075       3.80      6.280        662       209,513       79.80      93.23      97.70
MD                          58      14,727,530       3.25      6.587        655       253,923       79.17      95.44      93.92
NV                          57      14,042,569       3.10      6.436        655       246,361       79.24      88.80     100.00
MA                          54      12,922,686       2.86      6.725        681       239,309       79.13      80.47     100.00
TX                         101      12,906,300       2.85      6.929        642       127,785       79.26      82.45      99.04
Other                      881     143,400,365      31.69      6.765        647       162,770       80.29      86.57      96.92
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,122    $452,494,438     100.00%     6.526%       661      $213,240       79.65%     85.90%     97.36%
=================================================================================================================================

                               Distribution by Zip

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
     Zip               of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
91335                        5      $2,207,654       0.49%     6.041%       698      $441,531       81.04%    100.00%    100.00%
92563                        7       2,035,415       0.45      5.985        694       290,774       80.00      90.58     100.00
92399                        6       1,919,898       0.42      6.159        651       319,983       80.00     100.00     100.00
92345                        8       1,886,511       0.42      6.362        651       235,814       80.00      88.35     100.00
92571                        6       1,829,922       0.40      6.134        676       304,987       80.00      75.98     100.00
93551                        4       1,745,292       0.39      6.406        635       436,323       80.00      79.18     100.00
90745                        4       1,639,657       0.36      6.285        679       409,914       81.24     100.00      75.12
92392                        5       1,520,382       0.34      6.379        656       304,076       80.00      61.41     100.00
92336                        4       1,486,650       0.33      6.466        664       371,663       80.00     100.00     100.00
92308                        6       1,417,325       0.31      6.259        671       236,221       80.00      53.70     100.00
Other                    2,067     434,805,731      96.09      6.538        661       210,356       79.63      85.89      97.34
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,122    $452,494,438     100.00%     6.526%       661      $213,240       79.65%     85.90%     97.36%
=================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
  Remaining                                       Pool By      Avg.        Avg.        Avg.       Combined                Pct.
  Months To             Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
   Maturity            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1 - 180                     14      $1,018,469       0.23%     7.139%       644       $72,748       71.74%     94.13%    100.00%
241 - 360                2,108     451,475,970      99.77      6.525        661       214,173       79.67      85.88      97.35
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,122    $452,494,438     100.00%     6.526%       661      $213,240       79.65%     85.90%     97.36%
=================================================================================================================================

                        Distribution by Amortization Type

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
   Amortization         Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
       Type            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1 YR ARM                     7      $2,148,059       0.47%     6.963%       658      $306,866       83.66%     70.94%     75.58%
15 Yr Fixed                 13         934,530       0.21      7.095        646        71,887       71.00      93.60     100.00
2 YR ARM                   610     111,368,215      24.61      6.843        653       182,571       80.48      63.96      96.35
2 YR ARM IO                705     179,486,267      39.67      6.329        659       254,590       79.61      98.95      98.56
3 YR ARM                   203      42,380,045       9.37      6.758        662       208,769       80.31      61.63      94.78
3 YR ARM IO                252      61,240,537      13.53      6.195        667       243,018       79.14      99.67      98.65
30 Yr Fixed                303      49,661,580      10.98      6.721        676       163,900       77.95      93.85      96.85
5 YR ARM                    27       5,036,229       1.11      6.388        669       186,527       80.43      71.62      96.23
6 MO ARM                     1         155,038       0.03      5.750        660       155,038       80.00       0.00     100.00
FIXED 15/30 BLN              1          83,939       0.02      7.625        626        83,939       80.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,122    $452,494,438     100.00%     6.526%       661      $213,240       79.65%     85.90%     97.36%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group II Aggregate Mortgage Loans

                      Distribution by Initial Periodic Cap

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
   Initial              Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Periodic Cap          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1.00%                        1        $155,038       0.03%     5.750%       660      $155,038       80.00%      0.00%    100.00%
2.00%                        7       2,148,059       0.47      6.963        658       306,866       83.66      70.94      75.58
3.00%                    1,797     399,511,293      88.29      6.498        659       222,321       79.86      85.00      97.53
N/A                        317      50,680,048      11.20      6.729        675       159,874       77.82      93.86      96.92
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,122    $452,494,438     100.00%     6.526%       661      $213,240       79.65%     85.90%     97.36%
=================================================================================================================================

                          Distribution by Periodic Cap

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Periodic Cap          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1.00%                    1,805    $401,814,390      88.80%     6.500%       659      $222,612       79.88%     84.89%     97.41%
N/A                        317      50,680,048      11.20      6.729        675       159,874       77.82      93.86      96.92
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,122    $452,494,438     100.00%     6.526%       661      $213,240       79.65%     85.90%     97.36%
=================================================================================================================================

                      Distribution by Months to Rate Reset

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
  Months To             Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Rate Reset           of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1 - 12                       8      $2,303,097       0.51%     6.881%       658      $287,887       83.41%     66.16%     77.23%
13 - 24                  1,314     290,670,482      64.24      6.526        657       221,210       79.94      85.54      97.71
25 - 36                    456     103,804,582      22.94      6.426        665       227,642       79.62      84.14      97.07
49 & Above                  27       5,036,229       1.11      6.388        669       186,527       80.43      71.62      96.23
N/A                        317      50,680,048      11.20      6.729        675       159,874       77.82      93.86      96.92
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,122    $452,494,438     100.00%     6.526%       661      $213,240       79.65%     85.90%     97.36%
=================================================================================================================================

                      Distribution by Lifetime Maximum Rate

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
    Lifetime            Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Maximum Rate         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
11.99% & Below             406    $115,448,118      25.51%     5.706%       688      $284,355       79.43%     93.74%    100.00%
12.00 - 12.49%             353      90,613,200      20.03      6.220        671       256,695       79.36      87.92      99.06
12.50 - 12.99%             367      92,510,048      20.44      6.705        651       252,071       79.57      76.82      98.55
13.00 - 13.49%             324      52,413,214      11.58      7.173        628       161,769       80.54      79.56      94.15
13.50 - 13.99%             307      44,171,453       9.76      7.661        620       143,881       81.25      78.55      91.59
14.00 - 14.49%              39       5,114,834       1.13      8.152        618       131,150       83.92      83.10      74.91
14.50 - 14.99%               9       1,543,523       0.34      8.554        598       171,503       88.48      97.81      90.95
N/A                        317      50,680,048      11.20      6.729        675       159,874       77.82      93.86      96.92
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,122    $452,494,438     100.00%     6.526%       661      $213,240       79.65%     85.90%     97.36%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group II Aggregate Mortgage Loans

                             Distribution by Margin

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Margin             of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                2        $409,786       0.09%     6.294%       646      $204,893       80.00%     62.17%    100.00%
5.00 - 5.49%               936     247,640,647      54.73      6.118        667       264,573       79.38      87.24      98.63
5.50 - 5.99%               498      97,950,062      21.65      6.897        648       196,687       80.51      83.91      96.61
6.00 - 6.49%               282      42,003,614       9.28      7.388        644       148,949       80.84      75.56      94.68
6.50 - 6.99%                82      12,680,154       2.80      7.814        646       154,636       81.14      76.91      88.57
7.00 - 7.49%                 5       1,130,126       0.25      8.244        626       226,025       86.57     100.00     100.00
N/A                        317      50,680,048      11.20      6.729        675       159,874       77.82      93.86      96.92
---------------------------------------------------------------------------------------------------------------------------------
Total:                   2,122    $452,494,438     100.00%     6.526%       661      $213,240       79.65%     85.90%     97.36%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group II Adjustable Rate Mortgage Loans

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                       $401,814,390
Number of Mortgage Loans:                                                 1,805
Average Scheduled Principal Balance:                                   $222,612
Weighted Average Gross Coupon:                                           6.500%
Weighted Average Net Coupon: (2)                                         5.990%
Weighted Average Current FICO Score:                                        659
Weighted Average Original LTV Ratio:                                     79.88%
Weighted Average Combined Original LTV Ratio:                            79.88%
Weighted Average Stated Remaining Term (months):                            359
Weighted Average Seasoning(months):                                           1
Weighted Average Months to Roll: (3)                                         26
Weighted Average Gross Margin: (3)                                        5.40%
Weighted Average Initial Rate Cap: (3)                                    2.99%
Weighted Average Periodic Rate Cap: (3)                                   1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                        12.50%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.


                    Distribution by Current Principal Balance

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
 Current Principal      Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
      Balance          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             27      $1,097,562       0.27%     7.737%       633       $40,650       81.69%     82.15%     55.89%
$50,001 - $75,000           84       5,391,127       1.34      7.482        629        64,180       80.48      85.35      87.20
$75,001 - $100,000         106       9,414,569       2.34      7.450        625        88,817       80.39      80.44      91.94
$100,001 - $125,000        115      12,931,446       3.22      7.478        615       112,447       81.29      82.67      98.26
$125,001 - $150,000         75      10,237,894       2.55      7.424        614       136,505       81.17      89.31      94.60
$150,001 - $200,000        473      83,076,355      20.68      6.580        654       175,637       79.92      84.25      99.01
$200,001 - $250,000        339      75,806,152      18.87      6.423        660       223,617       80.14      83.78      98.55
$250,001 - $300,000        189      51,776,355      12.89      6.498        665       273,949       80.27      84.47      97.85
$300,001 - $350,000        130      41,966,114      10.44      6.221        668       322,816       79.83      86.59      99.27
$350,001 - $400,000        122      45,626,187      11.36      6.233        669       373,985       78.80      87.71      94.20
$400,001 & Above           145      64,490,629      16.05      6.278        670       444,763       79.39      84.68      97.35
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,805    $401,814,390     100.00%     6.500%       659      $222,612       79.88%     84.89%     97.41%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group II Adjustable Rate Mortgage Loans

                          Distribution by Current Rate

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Current Rate          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               12      $3,336,382       0.83%     4.933%       694      $278,032       79.43%    100.00%    100.00%
5.00 - 5.49%                45      13,113,849       3.26      5.312        698       291,419       79.78     100.00     100.00
5.50 - 5.99%               349      98,997,887      24.64      5.785        686       283,662       79.38      92.70     100.00
6.00 - 6.49%               353      90,613,200      22.55      6.220        671       256,695       79.36      87.92      99.06
6.50 - 6.99%               367      92,510,048      23.02      6.705        651       252,071       79.57      76.82      98.55
7.00 - 7.49%               324      52,413,214      13.04      7.173        628       161,769       80.54      79.56      94.15
7.50 - 7.99%               307      44,171,453      10.99      7.661        620       143,881       81.25      78.55      91.59
8.00 - 8.49%                39       5,114,834       1.27      8.152        618       131,150       83.92      83.10      74.91
8.50 - 8.99%                 9       1,543,523       0.38      8.554        598       171,503       88.48      97.81      90.95
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,805    $401,814,390     100.00%     6.500%       659      $222,612       79.88%     84.89%     97.41%
=================================================================================================================================

                          Distribution by Credit Score

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Credit Score          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
740 & Above                105     $26,402,991       6.57%     6.129%       764      $251,457       79.68%     73.71%     98.28%
720 - 739                   88      23,142,988       5.76      6.128        729       262,989       80.15      75.15      97.01
700 - 719                  122      31,751,177       7.90      6.030        709       260,256       79.85      83.90      97.45
680 - 699                  178      46,699,172      11.62      6.145        689       262,355       79.64      76.34      96.19
660 - 679                  230      58,212,417      14.49      6.237        669       253,097       79.83      80.43      96.50
640 - 659                  293      66,629,984      16.58      6.494        648       227,406       79.48      76.71      96.51
620 - 639                  257      54,206,390      13.49      6.656        629       210,920       80.05      97.33      96.79
600 - 619                  260      52,589,886      13.09      6.888        609       202,269       79.86      96.01      98.93
580 - 599                  272      42,179,386      10.50      7.374        589       155,071       80.70      96.69     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,805    $401,814,390     100.00%     6.500%       659      $222,612       79.88%     84.89%     97.41%
=================================================================================================================================

                              Distribution by Lien

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
     Lien              of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1                        1,805    $401,814,390     100.00%     6.500%       659      $222,612       79.88%     84.89%     97.41%
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,805    $401,814,390     100.00%     6.500%       659      $222,612       79.88%     84.89%     97.41%
=================================================================================================================================

                      Distribution by Combined Original LTV

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
    Combined            Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Original LTV         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              15      $3,622,792       0.90%     6.429%       665      $241,519       49.99%     81.71%     93.38%
60.01 - 70.00%              27       7,438,664       1.85      6.618        638       275,506       67.61      76.35      86.53
70.01 - 80.00%           1,624     367,659,875      91.50      6.437        661       226,392       79.87      84.45      98.75
80.01 - 85.00%              25       4,251,908       1.06      7.351        616       170,076       84.45      98.30      91.28
85.01 - 90.00%             114      18,841,152       4.69      7.514        633       165,273       89.73      94.58      77.70
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,805    $401,814,390     100.00%     6.500%       659      $222,612       79.88%     84.89%     97.41%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group II Adjustable Rate Mortgage Loans

                          Distribution by Original LTV

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Original LTV         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              15      $3,622,792       0.90%     6.429%       665      $241,519       49.99%     81.71%     93.38%
60.01 - 70.00%              27       7,438,664       1.85      6.618        638       275,506       67.61      76.35      86.53
70.01 - 80.00%           1,624     367,659,875      91.50      6.437        661       226,392       79.87      84.45      98.75
80.01 - 85.00%              25       4,251,908       1.06      7.351        616       170,076       84.45      98.30      91.28
85.01 - 90.00%             114      18,841,152       4.69      7.514        633       165,273       89.73      94.58      77.70
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,805    $401,814,390     100.00%     6.500%       659      $222,612       79.88%     84.89%     97.41%
=================================================================================================================================

                          Distribution by Documentation

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Documentation         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Full                     1,526    $341,114,375      84.89%     6.448%       655      $223,535       79.98%    100.00%     97.36%
Stated                     279      60,700,015      15.11      6.792        683       217,563       79.37       0.00      97.71
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,805    $401,814,390     100.00%     6.500%       659      $222,612       79.88%     84.89%     97.41%
=================================================================================================================================

                             Distribution by Purpose

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Purpose            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Purchase                 1,599    $351,236,704      87.41%     6.454%       662      $219,660       80.07%     84.35%     98.07%
Cashout Refi               194      47,686,547      11.87      6.818        636       245,807       79.23      88.64      92.41
Rate/term Refi              12       2,891,140       0.72      6.825        635       240,928       68.68      88.66     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,805    $401,814,390     100.00%     6.500%       659      $222,612       79.88%     84.89%     97.41%
=================================================================================================================================

                            Distribution by Occupancy

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Occupancy          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           1,740    $391,413,151      97.41%     6.477%       659      $224,950       79.83%     84.85%    100.00%
Non Owner                   55       8,458,072       2.10      7.385        674       153,783       81.17      87.99       0.00
Second Home                 10       1,943,167       0.48      7.415        651       194,317       85.64      80.79       0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,805    $401,814,390     100.00%     6.500%       659      $222,612       79.88%     84.89%     97.41%
=================================================================================================================================

                          Distribution by Property Type

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Property Type      of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Single Family            1,190    $253,560,944      63.10%     6.521%       657      $213,076       79.85%     84.31%     97.49%
PUD                        374      89,816,735      22.35      6.510        652       240,152       79.74      89.60      97.24
Condo                      166      38,537,563       9.59      6.331        681       232,154       80.17      83.91      98.58
2-4 Family                  75      19,899,148       4.95      6.516        678       265,322       80.40      73.04      94.87
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,805    $401,814,390     100.00%     6.500%       659      $222,612       79.88%     84.89%     97.41%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group II Adjustable Rate Mortgage Loans

                              Distribution by State

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    State              of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
CA                         436    $136,821,776      34.05%     6.156%       674      $313,811       79.08%     89.30%     97.97%
FL                         109      24,139,137       6.01      6.867        650       221,460       80.46      77.53      94.62
NY                          66      19,556,728       4.87      6.541        678       296,314       80.24      63.28      97.52
IL                         100      18,954,164       4.72      6.909        663       189,542       81.08      62.19      95.64
WA                          78      17,157,175       4.27      6.259        652       219,964       80.07      94.08     100.00
OR                          64      13,627,052       3.39      6.246        654       212,923       80.37      91.47      97.10
MD                          52      13,279,573       3.30      6.590        651       255,376       79.31      94.94      95.74
NV                          50      12,365,630       3.08      6.374        654       247,313       79.35      87.28     100.00
MA                          51      12,106,287       3.01      6.699        686       237,378       79.53      79.15     100.00
MN                          58      11,082,566       2.76      6.440        666       191,079       80.14      92.19      97.09
Other                      741     122,724,302      30.54      6.793        641       165,620       80.48      84.95      96.96
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,805    $401,814,390     100.00%     6.500%       659      $222,612       79.88%     84.89%     97.41%
=================================================================================================================================

                               Distribution by Zip

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
     Zip               of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
92563                        7      $2,035,415       0.51%     5.985%       694      $290,774       80.00%     90.58%    100.00%
92571                        6       1,829,922       0.46      6.134        676       304,987       80.00      75.98     100.00
91335                        4       1,749,137       0.44      6.084        690       437,284       80.00     100.00     100.00
93551                        4       1,745,292       0.43      6.406        635       436,323       80.00      79.18     100.00
92345                        7       1,719,459       0.43      6.336        644       245,637       80.00      87.21     100.00
92399                        5       1,629,468       0.41      6.120        638       325,894       80.00     100.00     100.00
92392                        5       1,520,382       0.38      6.379        656       304,076       80.00      61.41     100.00
92336                        4       1,486,650       0.37      6.466        664       371,663       80.00     100.00     100.00
92308                        6       1,417,325       0.35      6.259        671       236,221       80.00      53.70     100.00
97045                        6       1,339,740       0.33      6.186        652       223,290       79.99      81.86     100.00
Other                    1,751     385,341,600      95.90      6.512        659       220,069       79.88      84.95      97.30
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,805    $401,814,390     100.00%     6.500%       659      $222,612       79.88%     84.89%     97.41%
=================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
  Remaining                                       Pool By      Avg.        Avg.        Avg.       Combined                Pct.
  Months To             Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
   Maturity            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
241 - 360                1,805    $401,814,390     100.00%     6.500%       659      $222,612       79.88%     84.89%     97.41%
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,805    $401,814,390     100.00%     6.500%       659      $222,612       79.88%     84.89%     97.41%
=================================================================================================================================

                        Distribution by Amortization Type

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
   Amortization         Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
       Type            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1 YR ARM                     7      $2,148,059       0.53%     6.963%       658      $306,866       83.66%     70.94%     75.58%
2 YR ARM                   610     111,368,215      27.72      6.843        653       182,571       80.48      63.96      96.35
2 YR ARM IO                705     179,486,267      44.67      6.329        659       254,590       79.61      98.95      98.56
3 YR ARM                   203      42,380,045      10.55      6.758        662       208,769       80.31      61.63      94.78
3 YR ARM IO                252      61,240,537      15.24      6.195        667       243,018       79.14      99.67      98.65
5 YR ARM                    27       5,036,229       1.25      6.388        669       186,527       80.43      71.62      96.23
6 MO ARM                     1         155,038       0.04      5.750        660       155,038       80.00       0.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,805    $401,814,390     100.00%     6.500%       659      $222,612       79.88%     84.89%     97.41%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group II Adjustable Rate Mortgage Loans

                      Distribution by Initial Periodic Cap

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
   Initial              Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Periodic Cap          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1.00%                        1        $155,038       0.04%     5.750%       660      $155,038       80.00%      0.00%    100.00%
2.00%                        7       2,148,059       0.53      6.963        658       306,866       83.66      70.94      75.58
3.00%                    1,797     399,511,293      99.43      6.498        659       222,321       79.86      85.00      97.53
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,805    $401,814,390     100.00%     6.500%       659      $222,612       79.88%     84.89%     97.41%
=================================================================================================================================

                          Distribution by Periodic Cap

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Periodic Cap          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1.00%                    1,805    $401,814,390     100.00%     6.500%       659      $222,612       79.88%     84.89%     97.41%
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,805    $401,814,390     100.00%     6.500%       659      $222,612       79.88%     84.89%     97.41%
=================================================================================================================================

                      Distribution by Months to Rate Reset

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
  Months To             Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Rate Reset           of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1 - 12                       8      $2,303,097       0.57%     6.881%       658      $287,887       83.41%     66.16%     77.23%
13 - 24                  1,314     290,670,482      72.34      6.526        657       221,210       79.94      85.54      97.71
25 - 36                    456     103,804,582      25.83      6.426        665       227,642       79.62      84.14      97.07
49 & Above                  27       5,036,229       1.25      6.388        669       186,527       80.43      71.62      96.23
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,805    $401,814,390     100.00%     6.500%       659      $222,612       79.88%     84.89%     97.41%
=================================================================================================================================

                      Distribution by Lifetime Maximum Rate

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
    Lifetime            Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Maximum Rate         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
11.99% & Below             406    $115,448,118      28.73%     5.706%       688      $284,355       79.43%     93.74%    100.00%
12.00 - 12.49%             353      90,613,200      22.55      6.220        671       256,695       79.36      87.92      99.06
12.50 - 12.99%             367      92,510,048      23.02      6.705        651       252,071       79.57      76.82      98.55
13.00 - 13.49%             324      52,413,214      13.04      7.173        628       161,769       80.54      79.56      94.15
13.50 - 13.99%             307      44,171,453      10.99      7.661        620       143,881       81.25      78.55      91.59
14.00 - 14.49%              39       5,114,834       1.27      8.152        618       131,150       83.92      83.10      74.91
14.50 - 14.99%               9       1,543,523       0.38      8.554        598       171,503       88.48      97.81      90.95
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,805    $401,814,390     100.00%     6.500%       659      $222,612       79.88%     84.89%     97.41%
=================================================================================================================================

                             Distribution by Margin

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Margin             of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                2        $409,786       0.10%     6.294%       646      $204,893       80.00%     62.17%    100.00%
5.00 - 5.49%               936     247,640,647      61.63      6.118        667       264,573       79.38      87.24      98.63
5.50 - 5.99%               498      97,950,062      24.38      6.897        648       196,687       80.51      83.91      96.61
6.00 - 6.49%               282      42,003,614      10.45      7.388        644       148,949       80.84      75.56      94.68
6.50 - 6.99%                82      12,680,154       3.16      7.814        646       154,636       81.14      76.91      88.57
7.00 - 7.49%                 5       1,130,126       0.28      8.244        626       226,025       86.57     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,805    $401,814,390     100.00%     6.500%       659      $222,612       79.88%     84.89%     97.41%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Group II Fixed Rate Mortgage Loans

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                        $50,680,048
Number of Mortgage Loans:                                                   317
Average Scheduled Principal Balance:                                   $159,874
Weighted Average Gross Coupon:                                           6.729%
Weighted Average Net Coupon: (2)                                         6.219%
Weighted Average Current FICO Score:                                        675
Weighted Average Original LTV Ratio:                                     77.82%
Weighted Average Combined Original LTV Ratio:                            77.82%
Weighted Average Stated Remaining Term (months):                            355
Weighted Average Seasoning(months):                                           1

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.


                    Distribution by Current Principal Balance

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
 Current Principal      Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
      Balance          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             20        $773,126       1.53%     7.621%       654       $38,656       71.04%    100.00%     69.39%
$50,001 - $75,000           59       3,742,837       7.39      7.207        661        63,438       76.17      91.70      91.60
$75,001 - $100,000          44       3,829,277       7.56      6.935        660        87,029       76.97      97.39      97.70
$100,001 - $125,000         23       2,523,412       4.98      7.140        671       109,714       80.10      86.27      90.95
$125,001 - $150,000         27       3,703,228       7.31      6.826        671       137,157       78.58      88.62     100.00
$150,001 - $200,000         57       9,825,617      19.39      6.849        668       172,379       78.50      89.67     100.00
$200,001 - $250,000         33       7,446,132      14.69      6.454        684       225,640       79.96      91.09     100.00
$250,001 - $300,000         17       4,663,778       9.20      6.517        675       274,340       76.80      94.53     100.00
$300,001 - $350,000         11       3,555,997       7.02      6.573        681       323,272       75.08     100.00      90.73
$350,001 - $400,000         16       5,994,695      11.83      6.468        700       374,668       79.50     100.00      93.92
$400,001 & Above            10       4,621,949       9.12      6.580        675       462,195       75.23     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                     317     $50,680,048     100.00%     6.729%       675      $159,874       77.82%     93.86%     96.92%
=================================================================================================================================

                          Distribution by Current Rate

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Current Rate          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49%                 5        $706,568       1.39%     5.226%       762      $141,314       66.18%    100.00%    100.00%
5.50 - 5.99%                36       7,721,350      15.24      5.888        709       214,482       75.41      97.25     100.00
6.00 - 6.49%                47       9,024,145      17.81      6.226        710       192,003       78.68     100.00      99.17
6.50 - 6.99%                97      18,038,369      35.59      6.729        665       185,963       77.06      97.91      99.23
7.00 - 7.49%                48       6,260,517      12.35      7.190        640       130,427       79.81      93.38      98.60
7.50 - 7.99%                68       7,474,523      14.75      7.654        658       109,919       79.27      73.99      84.14
8.00 - 8.49%                10         999,214       1.97      8.148        613        99,921       84.99      83.61      96.50
8.50 - 8.99%                 6         455,362       0.90      8.646        605        75,894       82.98     100.00      91.27
---------------------------------------------------------------------------------------------------------------------------------
Total:                     317     $50,680,048     100.00%     6.729%       675      $159,874       77.82%     93.86%     96.92%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Group II Fixed Rate Mortgage Loans

                          Distribution by Credit Score

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Credit Score          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
740 & Above                 39      $6,808,270      13.43%     6.261%       767      $174,571       74.15%     92.24%     92.78%
720 - 739                   22       4,317,457       8.52      6.424        726       196,248       78.37      91.24      98.26
700 - 719                   20       3,318,273       6.55      6.393        709       165,914       79.05      98.07     100.00
680 - 699                   34       5,814,720      11.47      6.552        688       171,021       79.55      90.60      92.82
660 - 679                   56       9,807,487      19.35      6.736        668       175,134       78.93      87.79      97.42
640 - 659                   53       9,528,750      18.80      6.695        651       179,788       78.81      99.37      98.28
620 - 639                   31       4,156,214       8.20      7.290        630       134,071       78.15     100.00      96.95
600 - 619                   31       3,712,609       7.33      7.247        609       119,762       74.90     100.00     100.00
580 - 599                   31       3,216,268       6.35      7.552        589       103,751       77.12      89.49      98.91
---------------------------------------------------------------------------------------------------------------------------------
Total:                     317     $50,680,048     100.00%     6.729%       675      $159,874       77.82%     93.86%     96.92%
=================================================================================================================================

                              Distribution by Lien

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
     Lien              of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1                          317     $50,680,048     100.00%     6.729%       675      $159,874       77.82%     93.86%     96.92%
---------------------------------------------------------------------------------------------------------------------------------
Total:                     317     $50,680,048     100.00%     6.729%       675      $159,874       77.82%     93.86%     96.92%
=================================================================================================================================

                      Distribution by Combined Original LTV

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
    Combined            Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Original LTV         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              19      $2,532,490       5.00%     6.349%       694      $133,289       45.34%     97.64%     94.09%
60.01 - 70.00%              19       3,759,459       7.42      6.660        655       197,866       67.14     100.00      99.07
70.01 - 80.00%             238      38,093,856      75.17      6.701        677       160,058       79.51      91.99      98.67
80.01 - 85.00%              20       3,413,851       6.74      6.891        688       170,693       84.26     100.00      86.29
85.01 - 90.00%              20       2,722,490       5.37      7.267        659       136,125       89.86     100.00      85.15
95.01 - 100.00%              1         157,902       0.31      8.375        584       157,902      100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                     317     $50,680,048     100.00%     6.729%       675      $159,874       77.82%     93.86%     96.92%
=================================================================================================================================

                          Distribution by Original LTV

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
  Original LTV         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              19      $2,532,490       5.00%     6.349%       694      $133,289       45.34%     97.64%     94.09%
60.01 - 70.00%              19       3,759,459       7.42      6.660        655       197,866       67.14     100.00      99.07
70.01 - 80.00%             238      38,093,856      75.17      6.701        677       160,058       79.51      91.99      98.67
80.01 - 85.00%              20       3,413,851       6.74      6.891        688       170,693       84.26     100.00      86.29
85.01 - 90.00%              20       2,722,490       5.37      7.267        659       136,125       89.86     100.00      85.15
95.01 - 100.00%              1         157,902       0.31      8.375        584       157,902      100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                     317     $50,680,048     100.00%     6.729%       675      $159,874       77.82%     93.86%     96.92%
=================================================================================================================================

                          Distribution by Documentation

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
 Documentation         of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Full                       295     $47,567,536      93.86%     6.682%       675      $161,246       77.77%    100.00%     96.72%
Stated                      22       3,112,513       6.14      7.439        686       141,478       78.68       0.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                     317     $50,680,048     100.00%     6.729%       675      $159,874       77.82%     93.86%     96.92%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Group II Fixed Rate Mortgage Loans

                             Distribution by Purpose

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Purpose            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Purchase                   193     $29,838,962      58.88%     6.768%       679      $154,606       79.26%     91.41%     96.84%
Cashout Refi               100      17,785,913      35.09      6.720        665       177,859       76.42      97.25      97.37
Rate/term Refi              24       3,055,174       6.03      6.406        708       127,299       71.91      98.04      95.10
---------------------------------------------------------------------------------------------------------------------------------
Total:                     317     $50,680,048     100.00%     6.729%       675      $159,874       77.82%     93.86%     96.92%
=================================================================================================================================

                            Distribution by Occupancy

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Occupancy          of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Owner Occupied             301     $49,118,133      96.92%     6.702%       675      $163,183       77.79%     93.66%    100.00%
Non Owner                   15       1,498,218       2.96      7.602        705        99,881       78.43     100.00       0.00
Second Home                  1          63,698       0.13      6.999        679        63,698       84.48     100.00       0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                     317     $50,680,048     100.00%     6.729%       675      $159,874       77.82%     93.86%     96.92%
=================================================================================================================================

                          Distribution by Property Type

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    Property Type      of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
Single Family              244     $37,233,816      73.47%     6.758%       673      $152,598       78.09%     95.12%     96.01%
PUD                         50       9,574,253      18.89      6.715        678       191,485       76.88      91.34      99.22
Condo                       17       2,752,293       5.43      6.404        704       161,900       78.46      83.01     100.00
2-4 Family                   6       1,119,687       2.21      6.684        665       186,614       75.19     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                     317     $50,680,048     100.00%     6.729%       675      $159,874       77.82%     93.86%     96.92%
=================================================================================================================================

                              Distribution by State

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
    State              of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
CA                          38     $10,991,409      21.69%     6.433%       693      $289,248       75.96%     98.01%     94.94%
TX                          36       3,947,744       7.79      7.005        668       109,660       76.90      81.77      98.10
OR                          18       3,553,023       7.01      6.413        694       197,390       77.61     100.00     100.00
FL                          16       2,959,241       5.84      6.831        670       184,953       76.15      92.17     100.00
WA                          15       2,487,225       4.91      6.574        660       165,815       79.14      93.90     100.00
IL                          20       2,409,293       4.75      7.102        654       120,465       77.74      93.93      96.35
GA                          16       2,011,964       3.97      7.486        657       125,748       79.56      69.85     100.00
TN                          17       1,980,668       3.91      7.073        649       116,510       83.98     100.00     100.00
AZ                           7       1,857,925       3.67      6.537        678       265,418       79.22     100.00     100.00
NY                          11       1,838,766       3.63      6.795        681       167,161       80.52      90.22      93.94
Other                      123      16,642,791      32.84      6.759        673       135,307       78.03      94.85      95.61
---------------------------------------------------------------------------------------------------------------------------------
Total:                     317     $50,680,048     100.00%     6.729%       675      $159,874       77.82%     93.86%     96.92%
=================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Group II Fixed Rate Mortgage Loans

                               Distribution by Zip

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
                        Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
     Zip               of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
85207                        2        $656,036       1.29%     6.793%       664      $328,018       83.14%    100.00%    100.00%
34786                        1         499,610       0.99      7.250        611       499,610       80.00     100.00     100.00
37064                        1         494,553       0.98      6.500        682       494,553       90.00     100.00     100.00
95017                        1         489,588       0.97      6.875        621       489,588       70.00     100.00     100.00
91355                        1         469,575       0.93      6.500        677       469,575       68.41     100.00     100.00
11963                        1         467,128       0.92      6.625        700       467,128       80.00     100.00     100.00
91335                        1         458,517       0.90      5.875        726       458,517       85.00     100.00     100.00
90275                        1         449,541       0.89      5.875        754       449,541       50.00     100.00     100.00
83333                        1         444,551       0.88      6.500        669       444,551       63.12     100.00     100.00
90745                        1         407,657       0.80      6.875        652       407,657       85.00     100.00     100.00
Other                      306      45,843,292      90.46      6.744        676       149,815       78.03      93.21      96.59
---------------------------------------------------------------------------------------------------------------------------------
Total:                     317     $50,680,048     100.00%     6.729%       675      $159,874       77.82%     93.86%     96.92%
=================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
  Remaining                                       Pool By      Avg.        Avg.        Avg.       Combined                Pct.
  Months To             Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
   Maturity            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1 - 180                     14      $1,018,469       2.01%     7.139%       644       $72,748       71.74%     94.13%    100.00%
241 - 360                  303      49,661,580      97.99      6.721        676       163,900       77.95      93.85      96.85
---------------------------------------------------------------------------------------------------------------------------------
Total:                     317     $50,680,048     100.00%     6.729%       675      $159,874       77.82%     93.86%     96.92%
=================================================================================================================================

                        Distribution by Amortization Type

                                                                                                  Weighted
                                                  Pct. Of    Weighted    Weighted                   Avg.
                                                  Pool By      Avg.        Avg.        Avg.       Combined                Pct.
   Amortization         Number      Principal    Principal    Gross       Current    Principal    Original     Pct.      Owner
       Type            of Loans      Balance      Balance     Coupon       FICO       Balance       LTV      Full Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
15 Yr Fixed                 13        $934,530       1.84%     7.095%       646       $71,887       71.00%     93.60%    100.00%
30 Yr Fixed                303      49,661,580      97.99      6.721        676       163,900       77.95      93.85      96.85
FIXED 15/30 BLN              1          83,939       0.17      7.625        626        83,939       80.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                     317     $50,680,048     100.00%     6.729%       675      $159,874       77.82%     93.86%     96.92%
=================================================================================================================================


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upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any
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securities that will actually be sold. The information contained in this
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matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.